UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	(811-01682)

Exact name of registrant as specified in charter:	Putnam Voyager Fund

Address of principal executive offices:	One Post Office Square, Boston, Massachusetts 02109

Name and address of agent for service:	Robert T. Burns, Vice President One Post Office Square Boston, Massachusetts 02109

Copy to:	John W. Gerstmayr, Esq. Ropes & Gray LLP 800 Boylston Street Boston, Massachusetts 02199-3600

Registrant’s telephone number, including area code:	(617) 292-1000

Date of fiscal year end:	July 31, 2012

Date of reporting period:	August 1, 2011 — July 31, 2012

Item 1. Report to Stockholders:

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940:

FUND SYMBOL
(CLASS A SHARES)

PVOYX

Putnam Voyager Fund

Annual report
7|31|12

A world of investing.™

Putnam INVESTMENTS

GROWTH FUNDS look for stocks of companies that have the potential to grow over time.

Putnam
Voyager
Fund

Annual report
7 | 31 | 12

Message from the Trustees	1

About the fund	2

Performance snapshot	4

Interview with your fund’s portfolio manager	5

Your fund’s performance	10

Your fund’s expenses	13

Terms and definitions	15

Other information for shareholders	16

Trustee approval of management contract	17

Financial statements	22

Federal tax information	54

About the Trustees	55

Officers	57

Consider these risks before investing: The prices of stocks in the fund’s portfolio may fall or fail to rise over extended periods of time for a variety of reasons, including both general financial market conditions and factors related to a specific company or industry. Investments in small and/or midsize companies increase the risk of greater price fluctuations. Growth stocks may be more susceptible to earnings disappointments, and the market may not favor growth-style investing.

Message from the Trustees

Dear Fellow Shareholder:

High volatility continues to challenge stock and bond investors around the globe. Year-to-date through July 2012, markets have made major advances and suffered sharp declines. Investor confidence has accordingly waxed, waned, and rebounded with renewed strength. These fluctuations reflect fast-changing perceptions of global macroeconomic data and policymakers’ inability to decisively solve problems ranging from deep structural issues in Europe’s economy to China’s fluctuating growth rate and U.S. fiscal risks. Amid the uncertainties these challenges engender, taking the long view becomes all the more critical for investors, as does relying on the expertise of a financial advisor, who can help you maintain a balanced investment approach.

We would like to take this opportunity to announce the arrival of two new Trustees, Liaquat Ahamed and Katinka Domotorffy, CFA, to your fund’s Board of Trustees. Mr. Ahamed, who in 2010 won the Pulitzer Prize for History with his book, Lords of Finance: The Bankers Who Broke the World, also serves on the Board of Aspen Insurance and the Board of the Rohatyn Group, an emerging-market fund complex that manages money for institutional investors. Ms. Domotorffy, who until year-end 2011 was a Partner, Chief Investment Officer, and Global Head of Quantitative Investment Strategies at Goldman Sachs Asset Management, currently serves as a director for Reach Out and Read of Greater New York, an organization dedicated to promoting early childhood literacy.

We would also like to extend a welcome to new shareholders of the fund and to thank all of our investors for your continued confidence in Putnam.

Putnam Voyager Fund

A veteran stock picker targets large growing companies

For more than 40 years, Putnam Voyager Fund has invested in the growth potential of U.S. companies. Today the fund is managed by industry veteran Nick Thakore, who began his career in 1993 and has invested through every kind of market. Backed by a team of skilled analysts, Nick looks for companies that have the potential to grow revenues and earnings at a rate that the market underestimates.

"In difficult markets, I try to capitalize on investor skepticism. I keep my focus on the companies themselves and don't get distracted by the 'noise.' When the market is strong, I look for stocks to sell when others may be getting too caught up in the rally."

Nick C. Thakore
Portfolio Manager
Putnam's Co-Head of U.S. Equities, Nick has been in the investment industry since 1993.

A combination of earnings growth and attractive stock prices

Nick Thakore looks for companies that are poised for rapid growth, but he also keeps a careful eye on stock prices. Overall, companies in the fund's portfolio have had competitive earnings growth rates relative to those in the benchmark, but their price/earnings ratios have been lower, which means the stocks were generally less expensive. Seeking attractive valuations helps mitigate risk if a company's anticipated growth fails to materialize.

Seeking growth — without paying too much

Putnam Voyager Fund holdings
Russell 1000 Growth Index holdings
15.9%
17.4%
15.2x
18.2x
Earnings-per-share growth (historical five-year growth rate)
Price/earnings ratio (trailing 12 months)

Data as of 6/30/12.

Source: Putnam research.

The Russell 1000 Growth Index is an unmanaged index of those companies in the large-cap Russell 1000 Index chosen for their growth orientation. You cannot invest directly in an index. Price/earnings ratio is a measure of a company's market capitalization divided by its total earnings. Earnings-per-share growth rates reflect the average change in a company's total earnings per share each year over the five years ended 6/30/12.

2

3

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. Share price, principal value, and return will fluctuate, and you may have a gain or a loss when you sell your shares. Performance of class A shares assumes reinvestment of distributions and does not account for taxes. Fund returns in the bar chart do not reflect a sales charge of 5.75%; had they, returns would have been lower. See pages 5 and 10–12 for additional performance information. For a portion of the periods, the fund had expense limitations, without which returns would have been lower. To obtain the most recent month-end performance, visit putnam.com.

* The fund’s benchmark, the Russell 1000 Growth Index, was introduced on 12/31/78, which post-dates the inception of the fund’s class A shares.

Interview with your fund’s portfolio manager

For the third consecutive year, U.S. stocks have displayed bouts of both strength and weakness. Are market fundamentals different this time around?

Investors had no shortage of things to worry about this year. Europe’s ongoing debt crisis, China’s slowing economy, and a stronger dollar all took their toll on investor sentiment. However, the overall stock market persevered, driven mainly by defensive sectors.

I believe the market fundamentals are quite different today. One of the most significant positives is the massive global monetary easing cycle, when just a year ago we were still seeing interest-rate tightening in Europe and emerging markets. In addition, I believe the U.S. economy is on a more solid footing today. The most significant risk here is the fiscal cliff — the looming tax increases and federal budget spending cuts that could weaken our recovering economy. I believe odds favor this being resolved, although it could be a messy process that impedes growth in the near term. At the same time, I am optimistic about some positive trends in the U.S. economy. I am particularly bullish on housing, where leading indicators are painting a much improved picture in terms of both home sales and home prices.

What explains the fund’s negative return for the fiscal year?

In this heightened state of anxiety, investors focused primarily on high-dividend-yield

This comparison shows your fund’s performance in the context of broad market indexes for the 12 months ended 7/31/12. See pages 4 and 10–12 for additional fund performance information. Index descriptions can be found on page 15.

and defensive stocks, which in many cases reached historically high relative valuations despite low earnings growth rates. Cyclical stocks with attractive valuations declined. In fact, we saw many of the stocks we target for the fund decline by as much as 20% to 40% from their year-to-date highs with absolutely no change in company fundamentals.

I believe that, overall, the stocks that outperformed during the year have a considerably less attractive risk/reward profile, and I continue to see opportunity in areas that the market is neglecting — specifically cyclical stocks with solid growth prospects and attractive valuations. Having said that, there were also a few cases where stocks ran into unexpected turmoil, and these situations affected performance.

What were some examples of stocks that hurt performance?

The biggest detractor from returns during the period was First Solar. The Arizona-based company manufactures solar panels and implements utility-scale solar projects. We owned the stock due to its significant earnings and free-cash-flow generation potential as the company transitioned away from a commodity module business in Europe and toward large-scale utility projects in more sustainable markets. As the older module business struggled, the market questioned the magnitude and sustainability of the utility-scale projects, and management changes occurred. The stock suffered as a result.

Another stock that hurt returns during the year was Best Buy, a large retailer of consumer electronics. The stock was hurt by perceptions of an increasingly competitive environment and by management changes. While the secular challenges from a shift to online purchases is well known, we believe the potential impact on the company may be less than market perceptions. In our view, the combination of product cycles in TV and other areas, substantial cost-cutting

Allocations are represented as a percentage of the fund’s net assets. Summary information may differ from the portfolio schedule included in the financial statements due to the inclusion of derivative securities, the exclusion of as-of trades, if any, and the use of different classifications of securities for presentation purposes. Holdings and allocations may vary over time. Due to rounding, allocations may not add up to 100%.

opportunities, and very strong free-cash-flow generation position Best Buy for a higher EPS growth rate than market perceptions. Additionally, the founder of the company has stated his intention to form a group to take the company private, providing another potential way for the shares to appreciate.

Outside of these special cases, were there any shifts in portfolio strategy?

In a market that is so focused on macroeconomic issues, where investors appear to be ignoring positive U.S. economic data and solid business fundamentals, I did not materially change the fund’s positioning, although I have trimmed some cyclical holdings that rallied early in the year. I added to the fund’s health-care exposure and have increased positions in cyclical companies that I believe have a catalyst in place for improvement this year.

One of the biggest macroeconomic factors moving markets has been the eurozone debt crisis. Although you manage a primarily U.S.-based portfolio, have events in Europe affected your strategy?

It is difficult to separate any portion of the global equity market from Europe’s debt crisis. In addition to its potential impact on the domestic economy, the crisis also creates headwinds for U.S. companies with direct ties to European markets — and we monitor this risk very carefully across the fund’s portfolio. In my view, however, the greatest eurozone risk is the potential for a full-blown financial crisis that would derail global economic growth. I believe the likelihood of this has lessened this year, in part because of the European Central Bank’s aggressive actions to improve funding for troubled sovereigns

This table shows the fund’s top 10 equity holdings by percentage of the fund’s net assets as of 7/31/12. Options and short-term holdings are excluded. Holdings will vary over time.

and banks. Eurozone debt woes are likely to affect the markets for some time — with fears and volatility escalating on occasion — as policymakers work toward a solution.

What stocks helped performance during the year?

Apple, the fund’s largest holding, continued to boost performance, as earnings grew rapidly in excess of market performance.

Other contributors included Tyco International, a Swiss-based holding company that provides a range of products, from security systems to fire alarms, and Skyworks Solutions, an electronics manufacturer based in Massachusetts that designs products to enhance mobile connectivity. Skyworks was sold before the end of the period.

Did you employ derivatives to execute any strategies during the period?

Derivatives generally represent a small amount of the fund’s assets and are primarily used to help improve a risk-reward relationship versus owning the underlying security. Derivatives also help to mitigate overall risk in the portfolio. Having said that, the fund’s derivatives positions — particularly purchased options — on balance detracted from returns this year.

What is your outlook for U.S. stocks going forward?

Market conditions in the second quarter were reminiscent of last year, when only the most defensive stocks performed well, despite having slower growth prospects and more expensive valuations than cyclical stocks. In the past two years, even though the market has corrected dramatically, fundamentals have generally remained solid, and the U.S. equity markets have been able to rebound from many shocks. Today, interest rates are low, gas and commodity prices have come down, the housing and employment pictures have brightened, and I believe the outlook remains constructive for investors who can

This chart shows the fund’s largest allocation shifts, by percentage, over the past six months. Weightings are shown as a percentage of net assets. Summary information may differ from the portfolio schedule included in the financial statements due to the inclusion of derivative securities, the exclusion of as-of trades, if any, and the use of different classifications of securities for presentation purposes. Holdings will vary over time.

maintain their focus and not get distracted by the noise.

It is critical to remember a basic investing principle — the stock market is all about company earnings and what you pay for them. Corporate earnings are at record levels by a significant amount. The second part of the picture is valuation, which is at below-average levels, particularly for a low-interest-rate, low-inflation environment. Additionally, most measures of investor sentiment paint a very skeptical view of equity markets. Overall, these factors suggest a fairly constructive outlook for equities, despite many things to worry about. In my view, the combination of growth and valuation looks particularly attractive in many cyclical stocks and stretched in many defensive stocks.

Thank you, Nick, for your time and insights.

The views expressed in this report are exclusively those of Putnam Management and are subject to change. They are not meant as investment advice.

Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund’s investment strategy and may vary in the future. Current and future portfolio holdings are subject to risk.

Portfolio Manager Nick C. Thakore is Co-Head of U.S. Equities at Putnam. He has an M.B.A. from the Wharton School of the University of Pennsylvania and a B.B.A. from the University of Michigan. Nick joined Putnam in 2008 and has been in the investment industry since 1993.

IN THE NEWS

Despite an unsteady economic recovery, corporate earnings have continued to surprise on the upside. Through early August, nearly two thirds of the S&P 500 companies that had reported second-quarter earnings beat consensus estimates. That rate is slightly higher than the 10-year average of 62%, according to research by S&P Capital IQ. Some market watchers worry that a number of headwinds could derail the streak of higher corporate profits that began in 2009, including a strengthening U.S. dollar and a potentially deteriorating situation in Europe. Analysts currently expect S&P 500 earnings in the third quarter to be slightly lower than those recorded a year ago. But for now, the second quarter of 2012 could mark the 10th straight quarter of higher earnings for the S&P 500.

Your fund’s performance

This section shows your fund’s performance, price, and distribution information for periods ended July 31, 2012, the end of its most recent fiscal year. In accordance with regulatory requirements for mutual funds, we also include performance as of the most recent calendar quarter-end and expense information taken from the fund’s current prospectus. Performance should always be considered in light of a fund’s investment strategy. Data represent past performance. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate, and you may have a gain or a loss when you sell your shares. Performance information does not reflect any deduction for taxes a shareholder may owe on fund distributions or on the redemption of fund shares. For the most recent month-end performance, please visit the Individual Investors section at putnam.com or call Putnam at 1-800-225-1581. Class R, class R5, class R6, and class Y shares are not available to all investors. See the Terms and Definitions section in this report for definitions of the share classes offered by your fund.

Fund performance Total return for periods ended 7/31/12

	Class A		Class B		Class C		Class M		Class R	Class R5	Class R6	Class Y
(inception dates)	(4/1/69)		(4/27/92)		(7/26/99)		(12/1/94)		(1/21/03)	(7/2/12)	(7/2/12)	(3/31/94)

	Before	After					Before	After	Net	Net	Net	Net
	sales	sales	Before	After	Before	After	sales	sales	asset	asset	asset	asset
	charge	charge	CDSC	CDSC	CDSC	CDSC	charge	charge	value	value	value	value

Annual average
(life of fund)	10.21%	10.06%	9.24%	9.24%	9.38%	9.38%	9.53%	9.44%	9.93%	6.90%	6.90%	10.33%

10 years	56.75	47.72	45.39	45.39	45.43	45.43	49.14	43.96	52.94	60.71	60.71	60.71
Annual average	4.60	3.98	3.81	3.81	3.82	3.82	4.08	3.71	4.34	4.86	4.86	4.86

5 years	12.66	6.19	8.48	6.48	8.49	8.49	9.82	5.97	11.23	14.04	14.04	14.04
Annual average	2.41	1.21	1.64	1.26	1.64	1.64	1.89	1.17	2.15	2.66	2.66	2.66

3 years	23.96	16.82	21.18	18.18	21.16	21.16	22.07	17.77	23.01	24.90	24.90	24.90
Annual average	7.42	5.32	6.61	5.73	6.61	6.61	6.87	5.60	7.15	7.69	7.69	7.69

1 year	–9.61	–14.80	–10.26	–14.75	–10.26	–11.16	–10.03	–13.17	–9.82	–9.38	–9.38	–9.38

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. After-sales-charge returns for class A and M shares reflect the deduction of the maximum 5.75% and 3.50% sales charge, respectively, levied at the time of purchase. Class B share returns after contingent deferred sales charge (CDSC) reflect the applicable CDSC, which is 5% in the first year, declining over time to 1% in the sixth year, and is eliminated thereafter. Class C share returns after CDSC reflect a 1% CDSC for the first year that is eliminated thereafter. Class R and Y shares have no initial sales charge or CDSC. Performance for class B, C, M, R, and Y shares before their inception is derived from the historical performance of class A shares, adjusted for the applicable sales charge (or CDSC) and the higher operating expenses for such shares, except for class Y shares, for which 12b-1 fees are not applicable. Class R5 and class R6 shares, available to qualified employee-benefit plans only, are sold without an initial sales charge and have no CDSC. Performance for class R5 and class R6 shares prior to their inception is derived from the historical performance of class Y shares, beginning with inception of the Y share class, and has not been adjusted for the lower investor servicing fees applicable to class R5 and class R6 shares; had they, returns would have been higher.

Recent performance may have benefited from one or more legal settlements.

For a portion of the periods, the fund had expense limitations, without which returns would have been lower.

Class B share performance does not reflect conversion to class A shares.

Comparative index returns For periods ended 7/31/12

		Lipper Large-Cap Growth Funds
	Russell 1000 Growth Index	category average*

Annual average
(Iife of fund)	—†	8.97%

10 years	92.52%	76.86
Annual average	6.77	5.77

5 years	18.57	9.40
Annual average	3.46	1.73

3 years	53.50	41.62
Annual average	15.35	12.24

1 year	8.26	3.38

Index and Lipper results should be compared with fund performance before sales charge, before CDSC, or at net asset value.

* Over the 1-year, 3-year, 5-year, 10-year, and life-of-fund periods ended 7/31/12, there were 718, 648, 555, 363, and 9 funds, respectively, in this Lipper category.

† The fund’s benchmark, the Russell 1000 Growth Index, was introduced on 12/31/78, which post-dates the inception of the fund’s class A shares.

Past performance does not indicate future results. At the end of the same time period, a $10,000 investment in the fund’s class B and class C shares would have been valued at $14,539 and $14,543, respectively, and no contingent deferred sales charges would apply. A $10,000 investment in the fund’s class M shares ($9,650 after sales charge) would have been valued at $14,396. A $10,000 investment in the fund’s class R, R5, R6, and Y shares would have been valued at $15,294, $16,071, $16,071, and $16,071, respectively.

Fund price and distribution information For the 12-month period ended 7/31/12

	Class A		Class B	Class C	Class M		Class R	Class R5	Class R6	Class Y

	Before	After	Net	Net	Before	After	Net	Net	Net	Net
	sales	sales	asset	asset	sales	sales	asset	asset	asset	asset
Share value	charge	charge	value	value	charge	charge	value	value	value	value

7/31/11	$22.80	$24.19	$19.29	$21.15	$21.03	$21.79	$22.40	—	—	$23.77

7/2/12*	—	—	—	—	—	—	—	$21.85	$21.85	—

7/31/12	20.61	21.87	17.31	18.98	18.92	19.61	20.20	21.54	21.54	21.54

The classification of distributions, if any, is an estimate. Before-sales-charge share value and current dividend rate for class A and M shares, if applicable, do not take into account any sales charge levied at the time of purchase. After-sales-charge share value, current dividend rate, and current 30-day SEC yield, if applicable, are calculated assuming that the maximum sales charge (5.75% for class A shares and 3.50% for class M shares) was levied at the time of purchase. Final distribution information will appear on your year-end tax forms.

The fund made no distributions during the period.

* Inception date of class R5 and class R6 shares.

Fund performance as of most recent calendar quarter
Total return for periods ended 6/30/12

	Class A		Class B		Class C		Class M		Class R	Class Y
(inception dates)	(4/1/69)		(4/27/92)		(7/26/99)		(12/1/94)		(1/21/03)	(3/31/94)

	Before	After					Before	After	Net	Net
	sales	sales	Before	After	Before	After	sales	sales	asset	asset
	charge	charge	CDSC	CDSC	CDSC	CDSC	charge	charge	value	value

Annual average
(life of fund)	10.26%	10.11%	9.29%	9.29%	9.43%	9.43%	9.58%	9.49%	9.98%	10.38%

10 years	47.72	39.22	37.01	37.01	37.09	37.09	40.56	35.63	44.18	51.42
Annual average	3.98	3.36	3.20	3.20	3.20	3.20	3.46	3.09	3.73	4.24

5 years	10.91	4.55	6.79	4.79	6.88	6.88	8.22	4.41	9.56	12.31
Annual average	2.09	0.89	1.32	0.94	1.34	1.34	1.59	0.87	1.84	2.35

3 years	36.28	28.42	33.18	30.18	33.22	33.22	34.27	29.58	35.27	37.26
Annual average	10.87	8.70	10.02	9.19	10.03	10.03	10.32	9.02	10.59	11.13

1 year	–11.08	–16.18	–11.77	–16.18	–11.70	–12.59	–11.50	–14.61	–11.31	–10.87

Your fund’s expenses

As a mutual fund investor, you pay ongoing expenses, such as management fees, distribution fees (12b-1 fees), and other expenses. Using the following information, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You may also pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial representative.

Expense ratios

	Class A	Class B	Class C	Class M	Class R	Class R5	Class R6	Class Y

Total annual operating expenses
for the fiscal year ended 7/31/11	1.17%	1.92%	1.92%	1.67%	1.42%	0.75%*	0.65%*	0.92%

Annualized expense ratio for the
six-month period ended 7/31/12†‡	1.05%	1.80%	1.80%	1.55%	1.30%	0.64%	0.54%	0.80%

Fiscal-year expense information in this table is taken from the most recent prospectus, is subject to change, and may differ from that shown for the annualized expense ratio and in the financial highlights of this report. Expenses are shown as a percentage of average net assets.

* Expenses for class R5 and R6 shares are based on the expenses of class A shares for the fund’s last fiscal year, adjusted to reflect the lower investor servicing fees applicable to class R5 and R6 shares.

† For the fund’s most recent fiscal half year or, in the case of class R5 and R6 shares, for the period from 7/3/12 (commencement of operations) to 7/31/12; may differ from expense ratios based on one-year data in the financial highlights.

‡ Includes a decrease of 0.13% from annualizing the performance fee adjustment for the six months ended 7/31/12.

Expenses per $1,000

The following table shows the expenses you would have paid on a $1,000 investment in the fund from February 1, 2012 (or, in the case of class R5 and R6 shares, from July 3, 2012 (commencement of operations)) to July 31, 2012. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

	Class A	Class B	Class C	Class M	Class R	Class R5	Class R6	Class Y

Expenses paid per $1,000*†	$5.09	$8.71	$8.71	$7.50	$6.30	$0.50‡	$0.42‡	$3.88

Ending value (after expenses)	$949.30	$945.90	$945.70	$946.90	$948.40	$985.80	$985.80	$950.60

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 7/31/12 (for class R5 and R6 shares, the period from 7/3/12 (commencement of operations) to 7/31/12). The expense ratio may differ for each share class.

† Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

‡ Had expenses for class R5 and R6 shares been shown for the entire period from February 1, 2012 to July 31, 2012, they would have been higher.

Estimate the expenses you paid

To estimate the ongoing expenses you paid for the six months ended July 31, 2012, use the following calculation method. To find the value of your investment on February 1, 2012, call Putnam at 1-800-225-1581.

Compare expenses using the SEC’s method

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the following table shows your fund’s expenses based on a $1,000 investment from February 1, 2012 (or, in the case of class R5 an R6 shares, from July 3, 2012 (commencement of operations)) to July 31, 2012, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total costs) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

	Class A	Class B	Class C	Class M	Class R	Class R5	Class R6	Class Y

Expenses paid per $1,000*†	$5.27	$9.02	$9.02	$7.77	$6.52	$0.51‡	$0.43‡	$4.02

Ending value (after expenses)	$1,019.64	$1,015.91	$1,015.91	$1,017.16	$1,018.40	$1,003.45	$1,003.53	$1,020.89

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 7/31/12 (for class R5 and R6 shares, the period from 7/3/12 (commencement of operations) to 7/31/12). The expense ratio may differ for each share class.

† Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

‡ Had expenses for class R5 and R6 shares been shown for the entire period from February 1, 2012 to July 31, 2012, they would have been higher.

Terms and definitions

Important terms

Total return shows how the value of the fund’s shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Before sales charge, or net asset value, is the price, or value, of one share of a mutual fund, without a sales charge. Before-sales-charge figures fluctuate with market conditions, and are calculated by dividing the net assets of each class of shares by the number of outstanding shares in the class.

After sales charge is the price of a mutual fund share plus the maximum sales charge levied at the time of purchase. After-sales-charge performance figures shown here assume the 5.75% maximum sales charge for class A shares and 3.50% for class M shares.

Contingent deferred sales charge (CDSC) is generally a charge applied at the time of the redemption of class B or C shares and assumes redemption at the end of the period. Your fund’s class B CDSC declines over time from a 5% maximum during the first year to 1% during the sixth year. After the sixth year, the CDSC no longer applies. The CDSC for class C shares is 1% for one year after purchase.

Share classes

Class A shares are generally subject to an initial sales charge and no CDSC (except on certain redemptions of shares bought without an initial sales charge).

Class B shares are not subject to an initial sales charge. They may be subject to a CDSC.

Class C shares are not subject to an initial sales charge and are subject to a CDSC only if the shares are redeemed during the first year.

Class M shares have a lower initial sales charge and a higher 12b-1 fee than class A shares and no CDSC (except on certain redemptions of shares bought without an initial sales charge).

Class R shares are not subject to an initial sales charge or CDSC and are available only to certain defined contribution plans.

Class R5 shares and class R6 shares are not subject to an initial sales charge or CDSC, and carry no 12b-1 fee. They are only available to certain defined contribution plans with assets of at least $50 million.

Class Y shares are not subject to an initial sales charge or CDSC, and carry no 12b-1 fee. They are generally only available to corporate and institutional clients and clients in other approved programs.

Comparative indexes

Barclays U.S. Aggregate Bond Index is an unmanaged index of U.S. investment-grade fixed-income securities.

BofA (Bank of America) Merrill Lynch U.S. 3-Month Treasury Bill Index is an unmanaged index that seeks to measure the performance of U.S. Treasury bills available in the marketplace.

Russell 1000 Growth Index is an unmanaged index of those companies in the large-cap Russell 1000 Index chosen for their growth orientation.

S&P 500 Index is an unmanaged index of common stock performance.

Indexes assume reinvestment of all distributions and do not account for fees. Securities and performance of a fund and an index will differ. You cannot invest directly in an index.

Lipper is a third-party industry-ranking entity that ranks mutual funds. Its rankings do not reflect sales charges. Lipper rankings are based on total return at net asset value relative to other funds that have similar current investment styles or objectives as determined by Lipper. Lipper may change a fund’s category assignment at its discretion. Lipper category averages reflect performance trends for funds within a category.

Other information for shareholders

Important notice regarding Putnam’s privacy policy

In order to conduct business with our shareholders, we must obtain certain personal information such as account holders’ names, addresses, Social Security numbers, and dates of birth. Using this information, we are able to maintain accurate records of accounts and transactions.

It is our policy to protect the confidentiality of our shareholder information, whether or not a shareholder currently owns shares of our funds. In particular, it is our policy not to sell information about you or your accounts to outside marketing firms. We have safeguards in place designed to prevent unauthorized access to our computer systems and procedures to protect personal information from unauthorized use.

Under certain circumstances, we must share account information with outside vendors who provide services to us, such as mailings and proxy solicitations. In these cases, the service providers enter into confidentiality agreements with us, and we provide only the information necessary to process transactions and perform other services related to your account. Finally, it is our policy to share account information with your financial representative, if you’ve listed one on your Putnam account.

Proxy voting

Putnam is committed to managing our mutual funds in the best interests of our shareholders. The Putnam funds’ proxy voting guidelines and procedures, as well as information regarding how your fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2012, are available in the Individual Investors section at putnam.com, and on the Securities and Exchange Commission (SEC) website, www.sec.gov. If you have questions about finding forms on the SEC’s website, you may call the SEC at 1-800-SEC-0330. You may also obtain the Putnam funds’ proxy voting guidelines and procedures at no charge by calling Putnam’s Shareholder Services at 1-800-225-1581.

Fund portfolio holdings

The fund will file a complete schedule of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Shareholders may obtain the fund’s Forms N-Q on the SEC’s website at www.sec.gov. In addition, the fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. You may call the SEC at 1-800-SEC-0330 for information about the SEC’s website or the operation of the Public Reference Room.

Trustee and employee fund ownership

Putnam employees and members of the Board of Trustees place their faith, confidence, and, most importantly, investment dollars in Putnam mutual funds. As of July 31, 2012, Putnam employees had approximately $332,000,000 and the Trustees had approximately $79,000,000 invested in Putnam mutual funds. These amounts include investments by the Trustees’ and employees’ immediate family members as well as investments through retirement and deferred compensation plans.

Trustee approval of management contract

General conclusions

The Board of Trustees of the Putnam funds oversees the management of each fund and, as required by law, determines annually whether to approve the continuance of your fund’s management contract with Putnam Investment Management (“Putnam Management”) and the sub-management contract with respect to your fund between Putnam Management and its affiliate, Putnam Investments Limited (“PIL”).

The Board of Trustees, with the assistance of its Contract Committee, requests and evaluates all information it deems reasonably necessary under the circumstances in connection with its annual contract review. The Contract Committee consists solely of Trustees who are not “interested persons” (as this term is defined in the Investment Company Act of 1940, as amended (the “1940 Act”)) of the Putnam funds (“Independent Trustees”).

At the outset of the review process, members of the Board’s independent staff and independent legal counsel met with representatives of Putnam Management to review the annual contract review materials furnished to the Contract Committee during the course of the previous year’s review and to discuss possible changes in these materials that might be necessary or desirable for the coming year. Following these discussions and in consultation with the Contract Committee, the Independent Trustees’ independent legal counsel requested that Putnam Management furnish specified information, together with any additional information that Putnam Management considered relevant, to the Contract Committee. Over the course of several months ending in June 2012, the Contract Committee met on a number of occasions with representatives of Putnam Management, and separately in executive session, to consider the information that Putnam Management provided. Throughout this process, the Contract Committee was assisted by the members of the Board’s independent staff and by independent legal counsel for the Putnam funds and the Independent Trustees.

In May 2012, the Contract Committee met in executive session with the other Independent Trustees to discuss the Contract Committee’s preliminary recommendations with respect to the continuance of the contracts. At the Trustees’ June 22, 2012 meeting, the Contract Committee met in executive session with the other Independent Trustees to review a summary of the key financial data that the Contract Committee considered in the course of its review. The Contract Committee then presented its written report, which summarized the key factors that the Committee had considered and set forth its final recommendations. The Contract Committee then recommended, and the Independent Trustees approved, the continuance of your fund’s management and sub-management contracts, effective July 1, 2012. (Because PIL is an affiliate of Putnam Management and Putnam Management remains fully responsible for all services provided by PIL, the Trustees have not evaluated PIL as a separate entity, and all subsequent references to Putnam Management below should be deemed to include reference to PIL as necessary or appropriate in the context.)

The Independent Trustees’ approval was based on the following conclusions:

• That the fee schedule in effect for your fund represented reasonable compensation in light of the nature and quality of the services being provided to the fund, the fees paid by competitive funds, and the costs incurred by Putnam Management in providing services, and

• That the fee schedule represented an appropriate sharing between fund shareholders and Putnam Management of such economies of scale as may exist in the management of the fund at current asset levels.

These conclusions were based on a comprehensive consideration of all information provided to the Trustees and were not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations and how the Trustees considered these factors are described below, although individual Trustees may have evaluated the information presented differently, giving different weights to various factors. It is also important to recognize that the management arrangements for your fund and the other Putnam funds are the result of many years of review and discussion between the Independent Trustees and Putnam Management, that some aspects of the arrangements may receive greater scrutiny in some years than others, and that the Trustees’ conclusions may be based, in part, on their consideration of fee arrangements in previous years.

Management fee schedules and total expenses

The Trustees reviewed the management fee schedules in effect for all Putnam funds, including fee levels and breakpoints. In reviewing management fees, the Trustees generally focus their attention on material changes in circumstances — for example, changes in assets under management, changes in a fund’s investment style, changes in Putnam Management’s operating costs, or changes in competitive practices in the mutual fund industry — that suggest that consideration of fee changes might be warranted. The Trustees concluded that the circumstances did not warrant changes to the management fee structure of your fund.

Most of the open-end Putnam funds, including your fund, have relatively new management contracts, which introduced fee schedules that reflect more competitive fee levels for many funds, complex-wide breakpoints for the open-end funds, and performance fees for some funds. These new management contracts have been in effect for two years — since January or, for a few funds, February 2010. The Trustees approved the new management contracts on July 10, 2009, and fund shareholders subsequently approved the contracts by overwhelming majorities of the shares voted.

Under its management contract, your fund has the benefit of breakpoints in its management fee that provide shareholders with significant economies of scale in the form of reduced fee levels as assets under management in the Putnam family of funds increase. In addition, your fund’s management contract provides that its management fees will be adjusted up or down depending upon whether your fund’s performance is better or worse than the performance of an appropriate index of securities prices specified in the management contract. To ensure that the performance comparison was being made over a reasonable period of time, your fund did not begin accruing performance adjustments until January 2011, by which time there was a twelve month period under the management contract based on which to determine performance adjustments. The Contract Committee observed that the complex-wide breakpoints of the open-end funds and your fund’s performance fee had only been in place for two years, and the Trustees will continue to examine the operation of this new breakpoint structure and performance fee in future years in light of further experience.

As in the past, the Trustees also focused on the competitiveness of each fund’s total expense ratio. In order to ensure that expenses of the Putnam funds continue to meet evolving competitive standards, the Trustees and Putnam Management agreed in 2009 to implement certain expense limitations. These expense limitations serve in particular to maintain competitive expense levels for funds with large numbers of small shareholder accounts and funds with relatively small net assets. Most funds had sufficiently low expenses that these expense limitations did not apply. However, in the case of your fund, the first of the expense limitations applied during its fiscal year ending in 2011. The expense limitations were: (i) a contractual expense limitation applicable to all retail open-end funds of 37.5 basis points (effective March 1, 2012, this expense limitation was reduced to 32 basis points) on investor servicing fees and expenses and (ii) a contractual expense limitation applicable to all open-end funds of 20 basis points on so-called “other expenses” (i.e., all expenses exclusive of management fees, investor servicing fees, distribution fees, investment-related expenses, interest, taxes, brokerage commissions, extraordinary expenses and acquired fund fees and expenses). Putnam Management’s support for these expense limitations, including its agreement to reduce the expense limitation applicable to the open-end funds’ investor servicing fees and expenses as noted above, was an important factor in the Trustees’ decision to approve the continuance of your fund’s management and sub-management contracts.

The Trustees reviewed comparative fee and expense information for a custom group of competitive funds selected by Lipper Inc. This comparative information included your fund’s percentile ranking for effective management fees and total expenses (excluding any applicable 12b-1 fee), which provides a general indication of your fund’s relative standing. In the custom peer group, your fund ranked in the 1st quintile in effective management fees (determined for your fund and the other funds in the custom peer group based on fund asset size and the applicable contractual management fee schedule) and in the 3rd quintile in total expenses (excluding any applicable 12b-1 fees) as of December 31, 2011 (the first quintile representing the least expensive funds and the fifth quintile the most expensive funds). The fee and expense data reported by Lipper as of December 31, 2011 reflected the most recent fiscal year-end data available in Lipper’s database at that time.

In connection with their review of the management fees and total expenses of the Putnam funds, the Trustees also reviewed the costs of the services provided and the profits realized by Putnam Management and its affiliates from their contractual relationships with the funds. This information included trends in revenues, expenses and profitability of Putnam Management and its affiliates relating to the investment management, investor servicing and distribution services provided to the funds. In this regard, the Trustees also reviewed an analysis of Putnam Management’s revenues, expenses and profitability, allocated on a fund-by-fund basis, with respect to the funds’ management, distribution, and investor servicing contracts. For each fund, the analysis presented information about revenues, expenses and profitability for each of the agreements separately and for the agreements taken together on a combined basis. The Trustees concluded that, at current asset levels, the fee schedules in place represented reasonable compensation for the services being provided and represented an appropriate sharing of such economies of scale as may exist in the management of the funds at that time.

The information examined by the Trustees as part of their annual contract review for the Putnam funds has included for many years information regarding fees charged by Putnam Management and its affiliates to institutional clients such as defined benefit pension plans, college endowments, and the like. This information included comparisons of those fees with fees charged to the funds, as well as an assessment of the differences in the services provided to these different types of clients. The Trustees observed that the differences in fee rates between institutional clients and mutual funds are by no means uniform when examined by individual asset sectors, suggesting that differences in the pricing of investment management services to these types of clients may reflect historical competitive forces operating in separate markets. The Trustees considered the fact that in many cases fee rates across different asset classes are higher on average for mutual funds than for institutional clients, as well as the differences between the services that Putnam Management provides to the Putnam funds and those that it provides to its institutional clients. The Trustees did not rely on these comparisons to any significant extent in concluding that the management fees paid by your fund are reasonable.

Investment performance

The quality of the investment process provided by Putnam Management represented a major factor in the Trustees’ evaluation of the quality of services provided by Putnam Management under your fund’s management contract. The Trustees were assisted in their review of the Putnam funds’ investment process and performance by the work of the investment oversight committees of the Trustees, which meet on a regular basis with the funds’ portfolio teams and with the Chief Investment Officer and other members of Putnam Management’s Investment Division throughout the year. The Trustees concluded that Putnam Management generally provides a high-quality investment process — based on the experience and skills of the individuals assigned to the management of fund portfolios, the resources made available to them, and in general Putnam Management’s ability to attract and retain high-quality personnel — but also recognized that this does not guarantee favorable investment results for every fund in every time period.

The Trustees considered the investment performance of each fund over multiple time periods and considered information comparing each fund’s performance with various benchmarks and, where applicable, with the performance of competitive funds or targeted annualized return. They noted that since 2009, when Putnam Management began implementing major changes to strengthen its investment personnel and processes, there has been a steady improvement in the number of Putnam funds showing above-median three-year performance results. They also noted the disappointing investment performance of some funds for periods ended December 31, 2011 and considered information provided by Putnam Management regarding the factors contributing to the underperformance and actions being taken to improve the performance of these particular funds. The Trustees indicated their intention to continue to monitor performance trends to assess the effectiveness of these efforts and to evaluate whether additional actions to address areas of underperformance are warranted.

In the case of your fund, the Trustees considered that its class A share cumulative total return performance at net asset value was in the following quartiles of its Lipper Inc. peer group (Lipper Large-Cap Growth Funds) for the one-year, three-year and five-year periods ended December 31, 2011 (the first quartile representing the best-performing funds and the fourth quartile the worst-performing funds):

One-year period	4th

Three-year period	1st

Five-year period	2nd

Over the one-year, three-year and five-year periods ended December 31, 2011, there were 758, 660 and 571 funds, respectively, in your fund’s Lipper peer group. (When considering performance information, shareholders should be mindful that past performance is not a guarantee of future results.)

The Trustees, while noting that your fund’s investment performance over the three- and five-year periods ended December 31, 2011 had been favorable, expressed concern about your fund’s fourth quartile performance over the one-year period ended December 31, 2011 and considered the circumstances that may have contributed to this disappointing performance. The Trustees considered Putnam Management’s view that the fund’s underperformance over the one-year period was due in significant part to the fund’s poor stock selection in the information technology, financials, and consumer discretionary sectors.

The Trustees also considered steps that Putnam Management had taken to support improved performance. They observed that, in November 2008, a new portfolio manager had taken sole responsibility for managing the fund’s investments and that, although the fund had not performed well in 2011, the fund ranked in the first quartile for the three-year period ended December 31, 2011. The Trustees also considered a number of other changes that Putnam Management had made in recent years in efforts to support and improve fund performance generally. These changes included Putnam Management’s efforts to increase accountability and to reduce complexity in the portfolio management process for the Putnam equity funds by moving generally from a portfolio management team structure to a decision-making process that vests full authority and responsibility with individual portfolio managers and by affirming its commitment to a fundamental-driven approach to investing. The Trustees noted that Putnam Management had also worked to strengthen its fundamental research capabilities by adding new investment personnel to the large-cap equities research team and by bringing U.S. and international research under common leadership. In addition, the Trustees recognized that Putnam Management has adjusted the compensation structure for portfolio managers and research analysts so that only those who achieve top-quartile returns over a rolling three-year basis are eligible for full bonuses.

As a general matter, the Trustees believe that cooperative efforts between the Trustees and Putnam Management represent the most effective way to address investment performance problems. The Trustees noted that investors in the Putnam funds have, in effect, placed their trust in the Putnam organization, under the oversight of the funds’ Trustees, to make appropriate decisions regarding the management of the funds. Based on the responsiveness of Putnam Management in the recent past to performance issues, the Trustees concluded that it is preferable to seek change within Putnam Management to address performance shortcomings. In the Trustees’ view, the alternative of engaging a new investment adviser for an underperforming fund would entail significant disruptions and would not provide any greater assurance of improved investment performance.

Brokerage and soft-dollar allocations; investor servicing

The Trustees considered various potential benefits that Putnam Management may receive in connection with the services it provides under the management contract with your fund. These include benefits related to brokerage allocation and the use of soft dollars, whereby a portion of the commissions paid by a fund for brokerage may be used to acquire research services that are expected to be useful to Putnam Management in managing the assets of the fund and of other clients. Subject to policies established by the Trustees, soft-dollar credits acquired through these means are used primarily to acquire research services that supplement Putnam Management’s internal research efforts. However, the Trustees noted that a portion of available soft-dollar credits continues to be allocated to the payment of fund expenses. The Trustees indicated their continued intent to monitor regulatory developments in this area with the assistance of their Brokerage Committee and also indicated their continued intent to monitor the potential benefits associated with fund brokerage and soft-dollar allocations and trends in industry practices to ensure that the principle of seeking best price and execution remains paramount in the portfolio trading process.

Putnam Management may also receive benefits from payments that the funds make to Putnam Management’s affiliates for investor or distribution services. In conjunction with the annual review of your fund’s management and sub-management contracts, the Trustees reviewed your fund’s investor servicing agreement with Putnam Investor Services, Inc. (“PSERV”) and its distributor’s contracts and distribution plans with Putnam Retail Management Limited Partnership (“PRM”), both of which are affiliates of Putnam Management. The Trustees concluded that the fees payable by the funds to PSERV and PRM, as applicable, for such services are reasonable in relation to the nature and quality of such services.

Financial statements

These sections of the report, as well as the accompanying Notes, preceded by the Report of Independent Registered Public Accounting Firm, constitute the fund’s financial statements.

The fund’s portfolio lists all the fund’s investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund’s net assets and share price are determined. All investment and non-investment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the liquidation preference of preferred shares.)

Statement of operations shows the fund’s net investment gain or loss. This is done by first adding up all the fund’s earnings — from dividends and interest income — and subtracting its operating expenses to determine net investment income (or loss). Then, any net gain or loss the fund realized on the sales of its holdings — as well as any unrealized gains or losses over the period — is added to or subtracted from the net investment result to determine the fund’s net gain or loss for the fiscal year.

Statement of changes in net assets shows how the fund’s net assets were affected by the fund’s net investment gain or loss, by distributions to shareholders, and by changes in the number of the fund’s shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned.

Financial highlights provide an overview of the fund’s investment results, per-share distributions, expense ratios, net investment income ratios, and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlights table also includes the current reporting period.

Report of Independent Registered Public Accounting Firm

To the Trustees and Shareholders of
Putnam Voyager Fund:

In our opinion, the accompanying statement of assets and liabilities, including the portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Putnam Voyager Fund (the “fund”) at July 31, 2012, and the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of investments owned at July 31, 2012 by correspondence with the custodian, brokers, and transfer agent, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
September 14, 2012

The fund’s portfolio 7/31/12

COMMON STOCKS (92.8%)*	Shares	Value

Aerospace and defense (4.3%)
Honeywell International, Inc.	938,100	$54,456,705

L-3 Communications Holdings, Inc. S	285,000	20,203,650

Precision Castparts Corp.	137,100	21,327,276

United Technologies Corp.	758,600	56,470,184

		152,457,815
Air freight and logistics (0.4%)
FedEx Corp.	137,300	12,398,190

		12,398,190
Airlines (0.3%)
Delta Air Lines, Inc. †	1,142,610	11,026,187

		11,026,187
Auto components (3.6%)
Allison Transmission Holdings, Inc. S	302,017	5,680,940

American Axle & Manufacturing Holdings, Inc. † S	726,281	7,836,572

Goodyear Tire & Rubber Co. (The) †	3,096,711	35,457,341

Johnson Controls, Inc. S	1,569,049	38,677,058

Tenneco, Inc. † S	554,519	16,241,862

TRW Automotive Holdings Corp. †	146,600	5,761,380

Valeo SA (France)	413,217	17,626,253

		127,281,406
Automobiles (1.6%)
Fiat SpA (Italy) † S	3,405,938	16,615,552

General Motors Co. †	218,600	4,308,606

Nissan Motor Co., Ltd. (Japan)	1,162,700	10,916,013

Tesla Motors, Inc. † S	539,696	14,798,464

Volkswagen AG (Preference) (Germany)	54,987	9,382,779

		56,021,414
Biotechnology (0.8%)
Celgene Corp. †	127,600	8,735,496

Dendreon Corp. † S	1,386,800	6,601,168

Gilead Sciences, Inc. †	234,000	12,713,220

		28,049,884
Building products (0.7%)
Owens Corning, Inc. † S	848,500	22,790,710

		22,790,710
Capital markets (1.9%)
Blackstone Group LP (The)	1,414,663	19,593,083

Charles Schwab Corp. (The) S	1,404,400	17,737,572

KKR & Co. LP	618,359	8,650,842

Morgan Stanley	386,100	5,274,126

State Street Corp.	358,503	14,476,351

		65,731,974
Chemicals (4.3%)
Celanese Corp. Ser. A	715,600	27,285,828

Dow Chemical Co. (The)	115,559	3,325,788

Georgia Gulf Corp.	164,100	5,379,198

Monsanto Co.	143,200	12,260,784

Tronox, Ltd. Class A † §	4,380,160	101,488,307

		149,739,905

COMMON STOCKS (92.8%)* cont.	Shares	Value

Communications equipment (3.7%)
Cisco Systems, Inc.	563,347	$8,985,385

Juniper Networks, Inc. † S	269,088	4,717,113

Polycom, Inc. †	2,113,088	18,468,389

Qualcomm, Inc.	1,647,909	98,347,209

		130,518,096
Computers and peripherals (11.2%)
Apple, Inc. †	515,750	314,999,470

EMC Corp. †	1,255,100	32,896,171

Hewlett-Packard Co. S	649,100	11,839,584

NetApp, Inc. †	191,500	6,256,305

SanDisk Corp. †	709,900	29,198,187

		395,189,717
Construction materials (0.3%)
BBMG Corp. (China)	8,572,000	5,311,405

China Shanshui Cement Group, Ltd. (China)	7,308,000	4,125,903

		9,437,308
Consumer finance (0.5%)
Capital One Financial Corp.	292,200	16,506,378

		16,506,378
Diversified financial services (2.2%)
Bank of America Corp.	495,800	3,639,172

Citigroup, Inc.	1,249,200	33,890,796

JPMorgan Chase & Co.	1,055,100	37,983,600

		75,513,568
Electronic equipment, instruments, and components (1.0%)
Corning, Inc. S	628,100	7,166,621

Hollysys Automation Technologies, Ltd. (China) † S	1,220,402	9,506,932

TE Connectivity, Ltd. (Switzerland)	527,200	17,402,872

		34,076,425
Energy equipment and services (5.3%)
Baker Hughes, Inc.	104,600	4,845,072

Cameron International Corp. †	745,300	37,466,231

Halliburton Co.	1,137,510	37,685,706

National Oilwell Varco, Inc.	393,800	28,471,740

Oil States International, Inc. †	224,500	16,321,150

Schlumberger, Ltd.	884,393	63,021,845

		187,811,744
Food and staples retail (0.4%)
Walgreen Co. S	352,300	12,809,628

		12,809,628
Food products (0.5%)
Mead Johnson Nutrition Co.	260,600	19,013,376

		19,013,376
Health-care equipment and supplies (2.3%)
Baxter International, Inc.	707,000	41,366,570

China Medical Technologies, Inc. ADR (China) † S	570,437	1,654,267

Covidien PLC (Ireland)	268,100	14,981,428

St. Jude Medical, Inc.	470,100	17,562,936

Stryker Corp.	84,600	4,401,738

		79,966,939

COMMON STOCKS (92.8%)* cont.	Shares	Value

Health-care providers and services (2.3%)
Aetna, Inc.	484,600	$17,474,676

Catamaran Corp. (Canada) †	226,341	19,128,078

CIGNA Corp.	209,000	8,418,520

Express Scripts Holding Co. †	614,631	35,611,720

		80,632,994
Hotels, restaurants, and leisure (1.8%)
Las Vegas Sands Corp.	665,900	24,252,078

McDonald’s Corp.	38,300	3,422,488

Sands China, Ltd. (Hong Kong)	2,365,200	6,949,428

Starbucks Corp.	592,800	26,841,984

		61,465,978
Industrial conglomerates (1.1%)
General Electric Co.	1,014,000	21,040,500

Tyco International, Ltd.	347,100	19,069,674

		40,110,174
Insurance (4.1%)
Aflac, Inc.	1,127,746	49,372,720

Assured Guaranty, Ltd. (Bermuda)	3,155,109	37,798,206

Hartford Financial Services Group, Inc. (The) S	1,174,976	19,328,355

MetLife, Inc.	986,100	30,342,297

Prudential PLC (United Kingdom)	664,164	7,882,862

		144,724,440
Internet and catalog retail (1.6%)
HomeAway, Inc. † S	622,400	14,290,304

Priceline.com, Inc. †	61,197	40,496,503

		54,786,807
Internet software and services (4.2%)
Baidu, Inc. ADR (China) †	502,400	60,549,248

eBay, Inc. †	256,600	11,367,380

Facebook, Inc. Class B † F	115,920	2,264,961

Google, Inc. Class A †	115,355	73,016,254

		147,197,843
IT Services (2.4%)
Total Systems Services, Inc.	172,800	4,086,720

Unisys Corp. † §	3,171,639	61,624,946

Visa, Inc. Class A	139,600	18,018,172

		83,729,838
Leisure equipment and products (0.7%)
Brunswick Corp. S	1,134,400	24,945,456

		24,945,456
Life sciences tools and services (0.7%)
Thermo Fisher Scientific, Inc.	445,400	24,795,418

		24,795,418
Machinery (2.9%)
China National Materials Co., Ltd. (China)	15,342,000	3,696,166

Cummins, Inc.	332,400	31,877,160

Eaton Corp. S	503,300	22,064,672

Joy Global, Inc. S	373,200	19,384,008

Stanley Black & Decker, Inc.	177,300	11,859,597

Timken Co.	342,990	12,416,238

		101,297,841

COMMON STOCKS (92.8%)* cont.	Shares	Value

Media (1.7%)
Comcast Corp. Class A	585,535	$19,059,164

DIRECTV Class A †	557,869	27,703,775

News Corp. Class A	440,400	10,138,008

Time Warner, Inc.	112,500	4,401,000

		61,301,947
Metals and mining (3.0%)
Cliffs Natural Resources, Inc. S	321,044	13,127,489

Freeport-McMoRan Copper & Gold, Inc. Class B (Indonesia)	999,914	33,667,104

Goldcorp, Inc. (Canada)	342,731	12,352,025

Newmont Mining Corp.	166,500	7,404,255

Rio Tinto PLC (United Kingdom)	446,138	20,614,724

Rio Tinto PLC ADR (United Kingdom)	78,100	3,609,001

Vedanta Resources PLC (United Kingdom) S	634,886	9,619,897

Walter Energy, Inc.	186,788	6,406,828

		106,801,323
Office electronics (0.8%)
Xerox Corp. S	4,196,370	29,080,844

		29,080,844
Oil, gas, and consumable fuels (4.8%)
Alpha Natural Resources, Inc. †	590,259	4,137,716

Anadarko Petroleum Corp.	400,700	27,824,608

Apache Corp.	151,520	13,048,902

BG Group PLC (United Kingdom)	534,762	10,511,334

Cabot Oil & Gas Corp. S	590,100	24,896,319

Hess Corp.	196,200	9,252,792

Marathon Oil Corp.	1,476,621	39,086,158

Noble Energy, Inc.	409,200	35,776,356

Southwestern Energy Co. † S	143,300	4,764,725

		169,298,910
Personal products (0.3%)
Avon Products, Inc.	733,800	11,366,562

		11,366,562
Pharmaceuticals (2.6%)
Elan Corp. PLC ADR (Ireland) †	368,100	4,251,555

Jazz Pharmaceuticals PLC (Ireland) † S	758,000	36,437,060

Johnson & Johnson	56,800	3,931,696

Medicines Co. (The) †	310,354	7,771,264

Merck & Co., Inc.	46,700	2,062,739

Pfizer, Inc.	324,032	7,789,729

Shire PLC ADR (Ireland)	87,200	7,514,896

Warner Chilcott PLC Class A (Ireland) †	902,900	15,349,300

Watson Pharmaceuticals, Inc. †	75,000	5,837,250

		90,945,489
Professional services (0.3%)
Verisk Analytics, Inc. Class A †	192,900	9,693,225

		9,693,225
Real estate management and development (0.2%)
CBRE Group, Inc. Class A †	560,200	8,727,916

		8,727,916

COMMON STOCKS (92.8%)* cont.	Shares	Value

Road and rail (0.4%)
Hertz Global Holdings, Inc. † S	912,603	$10,275,910

Localiza Rent a Car SA (Brazil)	258,900	4,198,344

		14,474,254
Semiconductors and semiconductor equipment (2.7%)
Advanced Micro Devices, Inc. † S	2,920,490	11,857,189

First Solar, Inc. † S	2,449,844	38,070,576

Texas Instruments, Inc. S	1,643,000	44,755,320

		94,683,085
Software (3.9%)
Longtop Financial Technologies Ltd. ADR (Hong Kong) † F	478,830	—

Microsoft Corp.	1,968,800	58,020,536

Oracle Corp.	1,747,789	52,783,228

Perfect World Co., Ltd. ADR (China)	603,227	5,809,076

Salesforce.com, Inc. † S	65,550	8,151,798

VMware, Inc. Class A † S	150,600	13,668,456

		138,433,094
Specialty retail (3.4%)
Bed Bath & Beyond, Inc. † S	323,900	19,741,705

Best Buy Co., Inc. S	3,173,859	57,415,109

Cia Hering (Brazil)	175,600	3,467,097

Group 1 Automotive, Inc. S	15,245	819,419

Lowe’s Cos., Inc.	379,200	9,620,304

Office Depot, Inc. † S	10,766,596	19,164,541

OfficeMax, Inc. † S	1,690,807	7,591,723

Staples, Inc. S	199,300	2,539,082

		120,358,980
Textiles, apparel, and luxury goods (0.7%)
Coach, Inc. S	476,500	23,505,745

		23,505,745
Thrifts and mortgage finance (0.1%)
MGIC Investment Corp. † S	561,500	1,353,215

Radian Group, Inc. S	520,000	1,456,000

		2,809,215
Tobacco (0.5%)
Lorillard, Inc.	53,200	6,843,648

Philip Morris International, Inc.	122,769	11,225,997

		18,069,645
Trading companies and distributors (0.3%)
WESCO International, Inc. † S	194,100	10,813,311

		10,813,311

Total common stocks (cost $3,564,410,556)		$3,260,390,998

WARRANTS (3.3%)* †	Expiration	Strike
	date	price	Warrants	Value

Bank of America Corp. W	10/28/18	$30.79	19,401,439	$13,969,036

Citigroup, Inc.	1/4/19	106.10	38,441,283	11,916,798

Ford Motor Co.	1/1/13	9.20	7,829,383	5,793,743

General Motors Co.	7/10/19	18.33	1,455,144	9,807,671

General Motors Co.	7/10/16	10.00	400,790	4,424,722

Hartford Financial Services Group, Inc. (The) W	6/26/19	9.70	955,528	8,829,079

JPMorgan Chase & Co. W	10/28/18	42.42	2,526,332	25,414,900

Wells Fargo & Co. W	10/28/18	34.01	3,694,600	36,613,486

Total warrants (cost $177,842,680)				$116,769,435

PURCHASED OPTIONS	Expiration date/		Contract
OUTSTANDING (1.6%)*	strike price		amount	Value

Aetna, Inc. (Call)	Sep-12/$44.00		1,220,913	$53,476

Aetna, Inc. (Call)	Sep-12/48.00		785,110	17,736

Amazon.com, Inc. (Call)	Aug-12/235.00		197,600	451,516

Assured Guaranty, Ltd. (Call)	Sep-12/14.00		1,609,597	271,700

Assured Guaranty, Ltd. (Call)	Sep-12/17.00		1,416,446	185,271

Assured Guaranty, Ltd. (Call)	Aug-12/16.00		2,085,474	113,825

Baidu, Inc. (Call)	Dec-12/150.00		494,423	1,529,725

Baidu, Inc. (Call)	Dec-12/130.00		328,157	299,279

Baidu, Inc. (Call)	Sep-12/135.00		575,464	307,470

Baidu, Inc. (Call)	Sep-12/150.00		419,344	107,815

Best Buy Co., Inc. (Call)	Dec-12/23.00		2,594,961	1,824,517

Best Buy Co., Inc. (Call)	Dec-12/23.00		1,648,077	991,889

Best Buy Co., Inc. (Call)	Dec-12/25.00		2,303,843	919,832

Best Buy Co., Inc. (Call)	Dec-12/23.00		236,136	168,365

Best Buy Co., Inc. (Call)	Aug-12/14.00		367,877	1,542,508

Best Buy Co., Inc. (Call)	Aug-12/17.00		564,524	839,240

Best Buy Co., Inc. (Call)	Aug-12/23.00		1,685,946	149,609

DIRECTV (Call)	Dec-12/55.00		1,764,332	1,346,745

DIRECTV (Call)	Dec-12/50.00		1,029,125	258,310

First Solar, Inc. (Call)	Sep-12/10.00		679,818	3,795,057

First Solar, Inc. (Call)	Sep-12/10.00		229,138	1,279,154

First Solar, Inc. (Call)	Sep-12/22.00		4,032,222	899,186

First Solar, Inc. (Call)	Sep-12/18.00		1,611,223	381,054

First Solar, Inc. (Call)	Sep-12/18.00		1,347,215	306,222

First Solar, Inc. (Call)	Sep-12/20.00		1,350,956	128,746

First Solar, Inc. (Call)	Sep-12/24.00		910,773	96,117

Fiat SpA (Call)	Sep-12/4.40		6,053,673	520,646

Fiat SpA (Call)	Sep-12/5.20		2,518,733	70,100

General Motors, Inc. (Call)	Aug-12/26.00		4,352,434	40,216

General Motors, Inc. (Call)	Aug-12/26.00		2,363,820	21,842

Google, Inc. (Call)	Sep-12/640.00		137,434	2,309,441

Google, Inc. (Call)	Sep-12/680.00		287,696	1,464,270

Hartford Financial Services Group, Inc. (The) (Call)	Dec-12/14.00		555,647	1,689,167

Hess Corp. (Call)	Aug-12/47.50		725,646	444,894

Hess Corp. (Call)	Aug-12/52.50		1,869,978	166,652

PURCHASED OPTIONS	Expiration date/	Contract
OUTSTANDING (1.6%)* cont.	strike price	amount	Value

Hewlett-Packard Co. (Call)	Jan-13/$23.00	961,797	$338,745

Hewlett-Packard Co. (Call)	Dec-12/23.00	3,341,516	982,406

iShares FTSE China 25 Index Fund (Call)	Aug-12/36.00	5,454,316	899,962

iShares MSCI Emerging Markets Index (Call)	Aug-12/41.00	2,034,291	755,615

iShares MSCI Emerging Markets Index (Call)	Aug-12/38.00	1,052,797	1,033,636

iShares MSCI Emerging Markets Index (Call)	Aug-12/42.00	6,633,862	399,823

iShares MSCI Emerging Markets Index (Call)	Aug-12/42.00	3,529,350	212,714

JPMorgan Chase & Co. (Call)	Dec-12/42.00	5,252,501	3,145,198

JPMorgan Chase & Co. (Call)	Dec-12/40.00	2,319,369	2,430,351

JPMorgan Chase & Co. (Call)	Dec-12/42.00	1,505,804	901,675

JPMorgan Chase & Co. (Call)	Dec-12/40.00	3,171,459	511,873

JPMorgan Chase & Co. (Call)	Dec-12/44.00	1,308,855	422,917

JPMorgan Chase & Co. (Call)	Aug-12/38.00	1,767,623	367,264

Materials Select Sector SPDR Trust (Call)	Aug-12/38.00	4,429,206	18,660

Qualcomm, Inc. (Call)	Jan-13/60.00	939,298	3,846,284

R. R. Donnelley & Sons Co. (Call)	Sep-12/14.00	3,710,806	670,691

Schlumberger Ltd. (Call)	Aug-12/80.00	628,435	15,742

SPDR S&P 500 ETF Trust (Call)	Aug-12/142.00	1,686,105	1,379,841

SPDR S&P 500 ETF Trust (Call)	Aug-12/142.80	1,770,450	1,207,447

SPDR S&P 500 ETF Trust (Call)	Aug-12/144.00	6,438,317	1,000,186

SPDR S&P 500 ETF Trust (Call)	Aug-12/143.00	1,949,899	519,461

SPDR S&P 500 ETF Trust (Call)	Aug-12/145.00	3,222,838	277,235

SPDR S&P 500 ETF Trust (Call)	Aug-12/145.00	3,082,874	265,195

SPDR S&P 500 ETF Trust (Put)	Sep-12/127.00	997,425	1,038,359

SPDR S&P 500 ETF Trust (Put)	Sep-12/132.00	3,382,215	791,777

SPDR S&P 500 ETF Trust (Put)	Sep-12/125.00	722,668	590,637

SPDR S&P 500 ETF Trust (Put)	Sep-12/127.00	571,141	588,868

SPDR S&P 500 ETF Trust (Put)	Sep-12/130.00	1,416,430	264,872

SPDR S&P 500 ETF Trust (Put)	Aug-12/130.00	5,312,801	1,316,007

SPDR S&P 500 ETF Trust (Put)	Aug-12/130.00	1,386,820	343,522

SPDR S&P 500 ETF Trust (Put)	Aug-12/134.00	4,775,562	2,149,003

Xerox Corp. (Call)	Jan-13/6.00	2,817,766	3,239,785

Total purchased options outstanding (cost $81,552,195)			$56,917,343

INVESTMENT COMPANIES (0.8%)*	Shares	Value

iShares Dow Jones U.S. Home Construction Index Fund S	308,300	$4,994,460

Market Vectors Gold Miners ETF	169,700	7,259,766

SPDR S&P Homebuilders ETF S	325,200	6,842,208

SPDR S&P Metals & Mining ETF	228,700	9,102,260

Total investment companies (cost $26,890,876)		$28,198,694

U.S. TREASURY OBLIGATIONS (0.4%)*	Principal amount	Value

U.S. Treasury Inflation Protected Securities 1 1/8s,
January 15, 2021 [i]	$1,899,575	$2,221,667

U.S. Treasury Notes
1 1/4s, September 30, 2015 [i]	1,110,000	1,147,196
1/2s, November 15, 2013 [i]	5,680,000	5,708,230
1/8s, September 30, 2013 [i]	4,587,000	4,585,119

Total U.S. treasury obligations (cost $13,662,212)		$13,662,212

CONVERTIBLE PREFERRED STOCKS (0.3%)*	Shares	Value

Unisys Corp. Ser. A, 6.25% cv. pfd.	159,420	$9,425,708

Total convertible preferred stocks (cost $12,472,615)		$9,425,708

SHORT-TERM INVESTMENTS (12.0%)*	Principal amount/shares	Value

Putnam Cash Collateral Pool, LLC 0.21% [d]	354,329,193	$354,329,193

Putnam Money Market Liquidity Fund 0.13% [e]	48,686,257	48,686,257

SSgA Prime Money Market Fund 0.12% P	11,741,440	11,741,440

U.S. Treasury Bills with effective yields ranging from
0.104% to 0.107%, December 13, 2012 ##	$3,167,000	3,165,556

U.S. Treasury Bills with an effective yield of 0.104%,
October 18, 2012	412,000	411,918

U.S. Treasury Bills with effective yields ranging from
0.090% to 0.093%, November 15, 2012	1,653,000	1,652,452

Total short-term investments (cost $419,987,084)		$419,986,816

TOTAL INVESTMENTS

Total investments (cost $4,296,818,218)		$3,905,351,206

Key to holdings abbreviations

ADR	American Depository Receipts: represents ownership of foreign securities on deposit with a custodian bank
ETF	Exchange Traded Fund
SPDR	S&P Depository Receipts

Notes to the fund’s portfolio

Unless noted otherwise, the notes to the fund’s portfolio are for the close of the fund’s reporting period, which ran from August 1, 2011 through July 31, 2012 (the reporting period). Within the following notes to the portfolio, references to “ASC 820” represent Accounting Standards Codification ASC 820 Fair Value Measurements and Disclosures.

* Percentages indicated are based on net assets of $3,514,165,420.

† Non-income-producing security.

§ Affiliated Company (Note 7).

## This security, in part or in entirety, was pledged and segregated with the custodian for collateral on certain derivative contracts at the close of the reporting period.

d See Note 1 to the financial statements regarding securities lending. The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.

e See Note 6 to the financial statements regarding investments in Putnam Money Market Liquidity Fund. The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.

F Is valued at fair value following procedures approved by the Trustees. Securities may be classified as Level 2 or Level 3 for ASC 820 based on the securities’ valuation inputs. At the close of the reporting period, fair value pricing was also used for certain foreign securities in the portfolio (Note 1).

i Security purchased with cash or security received, that was pledged to the fund for collateral on certain derivative contracts (Note 1).

P Security purchased with cash or security received, that was pledged to the fund for collateral on certain derivatives contracts. The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period (Note 1).

S Security on loan, in part or in entirety, at the close of the reporting period.

W Warrants issued to the U.S. Treasury under the Troubled Asset Relief Program (TARP).

At the close of the reporting period, the fund maintained liquid assets totaling $1,453,020 to cover certain derivatives contracts.

The dates shown on debt obligations are the original maturity dates.

FORWARD CURRENCY CONTRACTS at 7/31/12 (aggregate face value $157,373,347)

						Unrealized
		Contract	Delivery		Aggregate	appreciation/
Counterparty	Currency	type	date	Value	face value	(depreciation)

Citibank, N.A.

	Danish Krone	Sell	8/16/12	$9,986,148	$10,229,626	$243,478

Credit Suisse AG

	Euro	Sell	8/16/12	49,719,552	50,273,857	554,305

	Japanese Yen	Sell	8/16/12	8,530,019	8,395,682	(134,337)

UBS AG

	British Pound	Sell	8/16/12	63,707,982	63,054,682	(653,300)

	Canadian Dollar	Sell	8/16/12	26,154,881	25,419,500	(735,381)

Total						$(725,235)

WRITTEN OPTIONS OUTSTANDING at 7/31/12 (premiums received $30,965,575)

	Contract	Expiration date/
	amount	strike price	Value

Aetna, Inc. (Call)	785,110	Sep-12/$52.00	$1

Amazon.com, Inc. (Call)	197,600	Aug-12/245.00	41,496

Assured Guaranty, Ltd. (Call)	1,416,446	Sep-12/19.00	102,399

Assured Guaranty, Ltd. (Call)	2,085,474	Aug-12/18.00	23,774

Baidu, Inc. (Call)	494,423	Dec-12/165.00	648,369

Baidu, Inc. (Call)	419,344	Sep-12/165.00	32,603

Best Buy Co., Inc. (Call)	2,594,961	Dec-12/25.00	1,036,064

Best Buy Co., Inc. (Call)	1,648,077	Dec-12/25.00	658,011

Best Buy Co., Inc. (Call)	236,136	Dec-12/25.00	94,280

Best Buy Co., Inc. (Call)	2,303,843	Dec-12/27.00	503,021

Best Buy Co., Inc. (Call)	1,685,946	Aug-12/25.00	69,947

DIRECTV (Call)	1,764,332	Dec-12/60.00	319,169

First Solar, Inc. (Call)	679,818	Sep-12/20.00	290,194

First Solar, Inc. (Call)	4,032,222	Sep-12/26.00	242,458

First Solar, Inc. (Call)	229,138	Sep-12/20.00	97,812

First Solar, Inc. (Call)	910,773	Sep-12/28.00	27,340

Fiat SpA (Call)	2,518,733	Sep-12/6.00	3

General Motors, Inc. (Call)	2,363,820	Aug-12/28.00	4,680

General Motors, Inc. (Call)	4,352,434	Aug-12/28.00	4

Google, Inc. (Call)	137,434	Sep-12/660.00	1,296,058

Google, Inc. (Call)	287,696	Sep-12/700.00	764,059

Hess Corp. (Call)	1,869,978	Aug-12/57.50	18,999

WRITTEN OPTIONS OUTSTANDING at 7/31/12 (premiums received $30,965,575) cont.

	Contract	Expiration date/
	amount	strike price	Value

Hewlett-Packard Co. (Call)	961,797	Jan-13/$25.00	$175,124

Hewlett-Packard Co. (Call)	3,341,516	Dec-12/25.00	494,411

iShares FTSE China 25 Index Fund (Call)	5,454,316	Aug-12/37.00	360,367

iShares MSCI Emerging Markets Index (Call)	2,034,291	Aug-12/43.00	107,553

iShares MSCI Emerging Markets Index (Call)	6,633,862	Aug-12/44.00	15,397

iShares MSCI Emerging Markets Index (Call)	3,529,350	Aug-12/44.00	8,192

JPMorgan Chase & Co. (Call)	5,252,501	Dec-12/44.00	1,697,188

JPMorgan Chase & Co. (Call)	2,319,369	Dec-12/42.00	1,388,838

JPMorgan Chase & Co. (Call)	1,505,804	Dec-12/44.00	486,555

JPMorgan Chase & Co. (Call)	1,308,855	Dec-12/48.00	133,503

JPMorgan Chase & Co. (Call)	1,767,623	Aug-12/40.00	68,937

Qualcomm, Inc. (Call)	939,298	Jan-13/65.00	1,967,651

R. R. Donnelley & Sons Co. (Call)	3,710,806	Sep-12/15.00	238,056

Schlumberger Ltd. (Call)	628,435	Aug-12/90.00	1

SPDR S&P 500 ETF Trust (Call)	1,770,450	Aug-12/144.80	588,475

SPDR S&P 500 ETF Trust (Call)	1,686,105	Aug-12/144.00	658,137

SPDR S&P 500 ETF Trust (Call)	6,438,317	Aug-12/145.00	553,837

SPDR S&P 500 ETF Trust (Call)	1,949,899	Aug-12/145.00	167,734

SPDR S&P 500 ETF Trust (Put)	997,425	Sep-12/122.00	579,108

SPDR S&P 500 ETF Trust (Put)	722,668	Sep-12/120.00	335,481

SPDR S&P 500 ETF Trust (Put)	571,141	Sep-12/122.00	331,606

SPDR S&P 500 ETF Trust (Put)	5,312,801	Aug-12/128.00	739,563

SPDR S&P 500 ETF Trust (Put)	1,386,820	Aug-12/128.00	193,051

SPDR S&P 500 ETF Trust (Put)	4,775,562	Aug-12/132.00	1,074,501

Total			$18,634,007

TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 7/31/12

		Upfront		Fixed payments	Total return
Swap counterparty /		premium	Termination	received (paid) by	received by	Unrealized
Notional amount		received (paid)	date	fund per annum	or paid by fund	appreciation

Barclays Bank, PLC
baskets	459,830	$—	1/25/13	(3 month USD-	A basket	$3,134,325
				LIBOR-BBA)	(BCSU115)
					of common stocks

Total						$3,134,325

ASC 820 establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the transparency of inputs to the valuation of the fund’s investments. The three levels are defined as follows:

Level 1: Valuations based on quoted prices for identical securities in active markets.

Level 2: Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.

Level 3: Valuations based on inputs that are unobservable and significant to the fair value measurement.

The following is a summary of the inputs used to value the fund’s net assets as of the close of the reporting period:

		Valuation inputs

Investments in securities:	Level 1	Level 2	Level 3

Common stocks:

Consumer discretionary	$468,177,708	$61,490,025	$—

Consumer staples	61,259,211	—	—

Energy	346,599,320	10,511,334	—

Financials	306,130,629	7,882,862	—

Health care	304,390,724	—	—

Industrials	371,365,541	3,696,166	—

Information technology	1,050,643,981	—	2,264,961

Materials	226,306,607	39,671,929	—

Total common stocks	3,134,873,721	123,252,316	2,264,961

Convertible preferred stocks	—	9,425,708	—

Investment companies	28,198,694	—	—

Purchased options outstanding	—	56,917,343	—

U.S. Treasury obligations	—	13,662,212	—

Warrants	116,769,435	—	—

Short-term investments	60,427,697	359,559,119	—

Totals by level	$3,340,269,547	$562,816,698	$2,264,961

		Valuation inputs

Other financial instruments:	Level 1	Level 2	Level 3

Forward currency contracts	$—	$(725,235)	$—

Written options	—	(18,634,007)	—

Total return swap contracts	—	3,134,325	—

Totals by level	$—	$(16,224,917)	$—

At the start and close of the reporting period, Level 3 investments in securities were not considered a significant portion of the fund’s portfolio.

The accompanying notes are an integral part of these financial statements.

Statement of assets and liabilities 7/31/12

ASSETS

Investment in securities, at value, including $339,689,595 of securities on loan (Note 1):
Unaffiliated issuers (identified cost $3,678,918,850)	$3,339,222,503
Affiliated issuers (identified cost $617,899,368) (Notes 1, 6 and 7)	566,128,703

Foreign currency (cost $42) (Note 1)	46

Dividends, interest and other receivables	2,624,567

Receivable for shares of the fund sold	1,293,179

Receivable for investments sold	89,621,076

Unrealized appreciation on swap contracts (Note 1)	3,134,325

Unrealized appreciation on forward currency contracts (Note 1)	797,783

Total assets	4,002,822,182

LIABILITIES

Payable to custodian	3,893,676

Payable for investments purchased	72,246,953

Payable for shares of the fund repurchased	6,879,753

Payable for compensation of Manager (Note 2)	1,282,036

Payable for investor servicing fees (Note 2)	1,658,486

Payable for custodian fees (Note 2)	53,614

Payable for Trustee compensation and expenses (Note 2)	1,211,714

Payable for administrative services (Note 2)	7,677

Payable for distribution fees (Note 2)	866,885

Unrealized depreciation on forward currency contracts (Note 1)	1,523,018

Written options outstanding, at value (premiums received $30,965,575) (Notes 1 and 3)	18,634,007

Collateral on securities loaned, at value (Note 1)	354,329,193

Collateral on certain derivative contracts, at value (Note 1)	25,403,652

Other accrued expenses	666,098

Total liabilities	488,656,762

Net assets	$3,514,165,420

REPRESENTED BY

Paid-in capital (Unlimited shares authorized) (Notes 1, 4 and 9)	$4,432,223,747

Undistributed net investment income (Note 1)	36,556,238

Accumulated net realized loss on investments and foreign currency transactions (Note 1)	(577,885,048)

Net unrealized depreciation of investments and assets and liabilities in foreign currencies	(376,729,517)

Total — Representing net assets applicable to capital shares outstanding	$3,514,165,420

(Continued on next page)

Statement of assets and liabilities (Continued)

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE

Net asset value and redemption price per class A share
($2,874,779,192 divided by 139,474,533 shares)	$20.61

Offering price per class A share (100/94.25 of $20.61)*	$21.87

Net asset value and offering price per class B share ($105,362,501 divided by 6,086,579 shares)**	$17.31

Net asset value and offering price per class C share ($166,329,020 divided by 8,762,608 shares)**	$18.98

Net asset value and redemption price per class M share ($23,150,148 divided by 1,223,466 shares)	$18.92

Offering price per class M share (100/96.50 of $18.92)*	$19.61

Net asset value, offering price and redemption price per class R share
($18,921,379 divided by 936,624 shares)	$20.20

Net asset value, offering price and redemption price per class R5 share
($9,860 divided by 458 shares)***	$21.54

Net asset value, offering price and redemption price per class R6 share
($9,860 divided by 458 shares)***	$21.54

Net asset value, offering price and redemption price per class Y share
($325,603,460 divided by 15,113,907 shares)	$21.54

* On single retail sales of less than $50,000. On sales of $50,000 or more the offering price is reduced.

** Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

*** Net asset value may not recalculate due to rounding of fractional shares.

The accompanying notes are an integral part of these financial statements.

Statement of operations Year ended 7/31/12

INVESTMENT INCOME

Dividends (net of foreign tax of $936,927) (including dividend income of $1,053,415
from investments in affiliated issuers) (Note 7)	$50,365,794

Interest (including interest income of $56,661 from investments in affiliated issuers) (Note 6)	75,724

Securities lending (Note 1)	3,906,913

Total investment income	54,348,431

EXPENSES

Compensation of Manager (Note 2)	16,961,976

Investor servicing fees (Note 2)	12,889,144

Custodian fees (Note 2)	122,559

Trustee compensation and expenses (Note 2)	331,451

Administrative services (Note 2)	125,149

Distribution fees — Class A (Note 2)	7,851,710

Distribution fees — Class B (Note 2)	1,234,881

Distribution fees — Class C (Note 2)	1,987,265

Distribution fees — Class M (Note 2)	189,940

Distribution fees — Class R (Note 2)	103,239

Other	1,430,111

Total expenses	43,227,425

Expense reduction (Note 2)	(730,450)

Net expenses	42,496,975

Net investment income	11,851,456

Net realized loss on investments (including realized gain of $4,799,951 on affiliated issuers)
(Notes 1, 3 and 7)	(323,031,346)

Net realized loss on swap contracts (Note 1)	(34,662,535)

Net realized gain on foreign currency transactions (Note 1)	19,339,029

Net realized gain on written options (Notes 1 and 3)	93,963,568

Net unrealized appreciation of assets and liabilities in foreign currencies during the year	5,597,721

Net unrealized depreciation of investments, swap contracts and written options during the year	(233,463,807)

Net loss on investments	(472,257,370)

Net decrease in net assets resulting from operations	$(460,405,914)

The accompanying notes are an integral part of these financial statements.

Statement of changes in net assets

INCREASE (DECREASE) IN NET ASSETS	Year ended 7/31/12	Year ended 7/31/11

Operations:
Net investment income	$11,851,456	$375,703

Net realized gain (loss) on investments
and foreign currency transactions	(244,391,284)	605,680,079

Net unrealized depreciation of investments and assets
and liabilities in foreign currencies	(227,866,086)	(142,587,267)

Net increase (decrease) in net assets resulting
from operations	(460,405,914)	463,468,515

Distributions to shareholders (Note 1):
From ordinary income
Net investment income

Class A	—	(13,010,996)

Class R	—	(24,298)

Class Y	—	(2,169,495)

Increase in capital from settlement payments (Note 9)	28,813	2,414,693

Redemption fees (Note 1)	—	523

Increase (decrease) from capital share transactions (Note 4)	(744,651,976)	539,692,262

Total increase (decrease) in net assets	(1,205,029,077)	990,371,204

NET ASSETS

Beginning of year	4,719,194,497	3,728,823,293

End of year (including undistributed net investment income
of $36,556,238 and $7,414,719, respectively)	$3,514,165,420	$4,719,194,497

The accompanying notes are an integral part of these financial statements.

This page left blank intentionally.

Financial highlights (For a common share outstanding throughout the period)

INVESTMENT OPERATIONS:					LESS DISTRIBUTIONS:						RATIOS AND SUPPLEMENTAL DATA:

												Ratio	Ratio
			Net realized									of expenses	of net investment
	Net asset value,		and unrealized	Total from	From					Total return	Net assets,	to average	income (loss)	Portfolio
	beginning	Net investment	gain (loss)	investment	net investment	Total	Redemption	Non-recurring	Net asset value,	at net asset	end of period	net assets	to average	turnover
Period ended	of period	income (loss) [a]	on investments	operations	income	distributions	fees	reimbursements	end of period	value (%) [b]	(in thousands)	(%) [c]	net assets (%)	(%)

Class A
July 31, 2012	$22.80	.07	(2.26)	(2.19)	—	—	—	— [e,j]	$20.61	(9.61)	$2,874,779	1.07	.35	140
July 31, 2011	20.12	.01	2.74	2.75	(.08)	(.08)	— [e]	.01 [g]	22.80	13.73	3,692,512	1.17	.05	176
July 31, 2010	16.85	— [e]	3.46	3.46	(.19)	(.19)	— [e]	— [e,f]	20.12	20.58	3,111,020	1.26	(.03)	177
July 31, 2009	16.93	.08	(.16) [h]	(.08)	—	—	— [e]	— [e,i]	16.85	(.47) [h]	2,715,001	1.26 [d]	.61 [d]	187
July 31, 2008	18.54	(.01)	(1.60)	(1.61)	—	—	— [e]	—	16.93	(8.68)	3,213,102	1.20 [d]	(.08) [d]	68

Class B
July 31, 2012	$19.29	(.07)	(1.91)	(1.98)	—	—	—	— [e,j]	$17.31	(10.26)	$105,363	1.82	(.40)	140
July 31, 2011	17.09	(.14)	2.33	2.19	—	—	— [e]	.01 [g]	19.29	12.87	157,197	1.92	(.70)	176
July 31, 2010	14.35	(.13)	2.94	2.81	(.07)	(.07)	— [e]	— [e,f]	17.09	19.64	182,569	2.01	(.77)	177
July 31, 2009	14.52	(.02)	(.15) [h]	(.17)	—	—	— [e]	— [e,i]	14.35	(1.17) [h]	217,981	2.01 [d]	(.13) [d]	187
July 31, 2008	16.03	(.13)	(1.38)	(1.51)	—	—	— [e]	—	14.52	(9.42)	368,079	1.95 [d]	(.84) [d]	68

Class C
July 31, 2012	$21.15	(.08)	(2.09)	(2.17)	—	—	—	— [e,j]	$18.98	(10.26)	$166,329	1.82	(.40)	140
July 31, 2011	18.74	(.15)	2.55	2.40	—	—	— [e]	.01 [g]	21.15	12.86	247,712	1.92	(.71)	176
July 31, 2010	15.76	(.15)	3.24	3.09	(.11)	(.11)	— [e]	— [e,f]	18.74	19.63	87,221	2.01	(.79)	177
July 31, 2009	15.95	(.02)	(.17) [h]	(.19)	—	—	— [e]	— [e,i]	15.76	(1.19) [h]	37,356	2.01 [d]	(.14) [d]	187
July 31, 2008	17.60	(.14)	(1.51)	(1.65)	—	—	— [e]	—	15.95	(9.38)	45,990	1.95 [d]	(.82) [d]	68

Class M
July 31, 2012	$21.03	(.03)	(2.08)	(2.11)	—	—	—	— [e,j]	$18.92	(10.03)	$23,150	1.57	(.15)	140
July 31, 2011	18.59	(.10)	2.53	2.43	—	—	— [e]	.01 [g]	21.03	13.13	29,618	1.67	(.45)	176
July 31, 2010	15.60	(.10)	3.21	3.11	(.12)	(.12)	— [e]	— [e,f]	18.59	19.94	28,857	1.76	(.53)	177
July 31, 2009	15.74	.01	(.15) [h]	(.14)	—	—	— [e]	— [e,i]	15.60	(.89) [h]	25,635	1.76 [d]	.11 [d]	187
July 31, 2008	17.34	(.10)	(1.50)	(1.60)	—	—	— [e]	—	15.74	(9.23)	32,089	1.70 [d]	(.58) [d]	68

Class R
July 31, 2012	$22.40	.02	(2.22)	(2.20)	—	—	—	— [e,j]	$20.20	(9.82)	$18,921	1.32	.09	140
July 31, 2011	19.80	(.05)	2.71	2.66	(.07)	(.07)	— [e]	.01 [g]	22.40	13.46	22,351	1.42	(.20)	176
July 31, 2010	16.61	(.06)	3.41	3.35	(.16)	(.16)	— [e]	— [e,f]	19.80	20.23	5,573	1.51	(.29)	177
July 31, 2009	16.72	.05	(.16) [h]	(.11)	—	—	— [e]	— [e,i]	16.61	(.66) [h]	2,156	1.51 [d]	.35 [d]	187
July 31, 2008	18.37	(.05)	(1.60)	(1.65)	—	—	— [e]	—	16.72	(8.98)	2,363	1.45 [d]	(.30) [d]	68

Class R5
July 31, 2012†	$21.85	.01	(.32)	(.31)	—	—	—	—	$21.54	(1.42) *	$10	.05 *	.03 *	140

Class R6
July 31, 2012†	$21.85	.01	(.32)	(.31)	—	—	—	—	$21.54	(1.42) *	$10	.04 *	.04 *	140

Class Y
July 31, 2012	$23.77	.13	(2.36)	(2.23)	—	—	—	— [e,j]	$21.54	(9.38)	$325,603.82		.59	140
July 31, 2011	20.97	.07	2.86	2.93	(.14)	(.14)	— [e]	.01 [g]	23.77	13.99	569,805.92		.29	176
July 31, 2010	17.54	.04	3.62	3.66	(.23)	(.23)	— [e]	— [e,f]	20.97	20.91	313,583	1.01	.21	177
July 31, 2009	17.58	.14	(.18) [h]	(.04)	—	—	— [e]	— [e,i]	17.54	(.23) [h]	122,966	1.01 [d]	.96 [d]	187
July 31, 2008	19.21	.03	(1.66)	(1.63)	—	—	— [e]	—	17.58	(8.49)	935,875	.95 [d]	.18 [d]	68

See notes to financial highlights at the end of this section.

The accompanying notes are an integral part of these financial statements.

40	41

Financial highlights (Continued)

* Not annualized.

† For the period July 3, 2012 (commencement of operations) to July 31, 2012.

a Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.

b Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

c Includes amounts paid through expense offset and/or brokerage/service arrangements (Note 2).

d Reflects an involuntary contractual expense limitation and/or waivers of certain fund expenses in connection with investments in Putnam Prime Money Market Fund in effect during the period. As a result of such limitation and/or waivers, the expenses of each class reflect a reduction of the following amounts:

Percentage of
average net assets

July 31, 2009	0.03%

July 31, 2008	<0.01

e Amount represents less than $0.01 per share.

f Reflects a non-recurring reimbursement pursuant to a settlement between the Securities and Exchange Commission (SEC) and Prudential Securities, Inc., which amounted to less than $0.01 per share outstanding as of March 30, 2010.

g Reflects a non-recurring reimbursement related to restitution amounts in connection with a distribution plan approved by the SEC which amounted to $0.01 per share outstanding on July 21, 2011. Also reflects a non-recurring reimbursement related to short-term trading related lawsuits, which amounted to less than $0.01 per share outstanding on May 11, 2011 (Note 9).

h Reflects a non-recurring litigation payment from Enron Corporation which amounted to the following amounts per share outstanding as of December 29, 2008:

Per share

Class A	$0.11

Class B	0.10

Class C	0.11

Class M	0.10

Class R	0.11

Class Y	0.12

This payment resulted in an increase to total returns of 0.71% for the year ended July 31, 2009.

i Reflects a non-recurring reimbursement pursuant to a settlement between the SEC and Millennium Partners, L.P., Millennium Management, L.L.C., and Millennium International Management, L.L.C., which amounted to less than $0.01 per share outstanding as of June 23, 2009.

j Reflects a non-recurring reimbursement pursuant to a settlement between the SEC and Canadian Imperial Holdings, Inc./CIBC World Markets Corp. which amounted to less than $0.01 per share outstanding on November 29, 2011.

The accompanying notes are an integral part of these financial statements.

Notes to financial statements 7/31/12

Within the following Notes to financial statements, references to “State Street” represent State Street Bank and Trust Company, references to “the SEC” represent the Securities and Exchange Commission and references to “Putnam Management” represent Putnam Investment Management, LLC, the fund’s manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC. Unless otherwise noted, the “reporting period” represents the period from August 1, 2011 through July 31, 2012.

Putnam Voyager Fund (the fund) is a Massachusetts business trust, which is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The investment objective of the fund is to seek capital appreciation by investing in common stocks of midsize and large U.S. companies, with a focus on growth stocks. Growth stocks are issued by companies whose earnings are expected to grow faster than those of similar firms and whose business growth and other characteristics may lead to an increase in stock price.

The fund offers class A, class B, class C, class M, class R, class R5, class R6 and class Y shares. The fund began offering class R5 and R6 shares on July 2, 2012. Class A and class M shares are sold with a maximum front-end sales charge of 5.75% and 3.50%, respectively, and generally do not pay a contingent deferred sales charge. Class B shares, which convert to class A shares after approximately eight years, do not pay a front-end sales charge and are subject to a contingent deferred sales charge if those shares are redeemed within six years of purchase. Class C shares have a one-year 1.00% contingent deferred sales charge and do not convert to class A shares. Class R shares, which are not available to all investors, are sold at net asset value. The expenses for class A, class B, class C, class M and class R shares may differ based on the distribution fee of each class, which is identified in Note 2. Class R5, class R6 and class Y shares, which are sold at net asset value, are generally subject to the same expenses as class A, class B, class C, class M and class R shares, but do not bear a distribution fee and in the case of class R5 and class R6 shares, bear a lower investor servicing fee, which is identified in Note 2. Class R5, class R6 and class Y shares are not available to all investors.

In the normal course of business, the fund enters into contracts that may include agreements to indemnify another party under given circumstances. The fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be, but have not yet been, made against the fund. However, the fund’s management team expects the risk of material loss to be remote.

Note 1: Significant accounting policies

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations. Actual results could differ from those estimates. Subsequent events after the Statement of assets and liabilities date through the date that the financial statements were issued have been evaluated in the preparation of the financial statements.

Prior to August 2, 2010, a 1.00% redemption fee applied to certain shares that were redeemed (either by selling or exchanging into another fund) within 7 days of purchase. The redemption fee was accounted for as an addition to paid-in-capital. Effective August 2, 2010, this redemption fee no longer applies to shares redeemed.

Investment income, realized and unrealized gains and losses and expenses of the fund are borne pro-rata based on the relative net assets of each class to the total net assets of the fund, except that each class bears expenses unique to that class (including the distribution fees applicable to such classes). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. If the fund were liquidated, shares of each class would receive their pro-rata share of the net assets of the fund. In addition, the Trustees declare separate dividends on each class of shares.

Security valuation Investments for which market quotations are readily available are valued at the last reported sales price on their principal exchange, or official closing price for certain markets, and are classified as Level 1 securities. If no sales are reported, as in the case of some securities traded over-the-counter, a security is valued at its last reported bid price and is generally categorized as a Level 2 security.

Investments in other open-end investment companies (excluding exchange traded funds), which are classified as Level 1 securities, are based on their net asset value. The net asset value of an investment company equals the total value of its assets less its liabilities and divided by the number of its outstanding shares. Shares are only valued as of the close of regular trading on the New York Stock Exchange each day that the exchange is open.

Market quotations are not considered to be readily available for certain debt obligations and other investments; such investments are valued on the basis of valuations furnished by an independent pricing service approved by the Trustees or dealers selected by Putnam Management. Such services or dealers determine valuations for normal institutional-size trading units of such securities using methods based on market transactions for comparable securities and various relationships, generally recognized by institutional traders, between securities (which considers such factors as security prices, yields, maturities and ratings). These securities will generally be categorized as Level 2.

Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange and therefore the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the New York Stock Exchange. Accordingly, on certain days, the fund will fair value foreign equity securities taking into account multiple factors including movements in the U.S. securities markets, currency valuations and comparisons to the valuation of American Depository Receipts, exchange-traded funds and futures contracts. These securities, which would generally be classified as Level 1 securities, will be transferred to Level 2 of the fair value hierarchy when they are valued at fair value. The number of days on which fair value prices will be used will depend on market activity and it is possible that fair value prices will be used by the fund to a significant extent. At the close of the reporting period, fair value pricing was used for certain foreign securities in the portfolio. Securities quoted in foreign currencies, if any, are translated into U.S. dollars at the current exchange rate.

To the extent a pricing service or dealer is unable to value a security or provides a valuation that Putnam Management does not believe accurately reflects the security’s fair value, the security will be valued at fair value by Putnam Management. Certain investments, including certain restricted and illiquid securities and derivatives, are also valued at fair value following procedures approved by the Trustees. These valuations consider such factors as significant market or specific security events such as interest rate or credit quality changes, various relationships with other securities, discount rates, U.S. Treasury, U.S. swap and credit yields, index levels, convexity exposures and recovery rates. These securities are classified as Level 2 or as Level 3 depending on the priority of the significant inputs.

Such valuations and procedures are reviewed periodically by the Trustees. The fair value of securities is generally determined as the amount that the fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. By its nature, a fair value price is a good faith estimate of the value of a security in a current sale and does not reflect an actual market price, which may be different by a material amount.

Security transactions and related investment income Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.

Interest income is recorded on the accrual basis. Dividend income, net of applicable withholding taxes, is recognized on the ex-dividend date except that certain dividends from foreign securities, if any, are recognized as soon as the fund is informed of the ex-dividend date. Non-cash dividends, if any, are recorded at the fair market value of the securities received. Dividends representing a return of capital or capital gains, if any, are reflected as a reduction of cost and/or as a realized gain.

All premiums/discounts are amortized/accreted on a yield-to-maturity basis.

Foreign currency translation The accounting records of the fund are maintained in U.S. dollars. The market value of foreign securities, currency holdings, and other assets and liabilities is recorded in the books and records of the fund after translation to U.S. dollars based on the exchange rates on that day. The cost of each security is determined using historical exchange rates. Income and withholding taxes are translated at prevailing exchange rates when earned or incurred. The fund does not isolate that portion of realized or unrealized gains or losses resulting from changes in the foreign exchange rate on investments from fluctuations arising from changes in the market prices of the securities. Such gains and losses are included with the net realized and unrealized gain or loss on investments. Net realized gains and losses on foreign currency transactions represent net realized exchange gains or losses on closed forward currency contracts, disposition of foreign currencies, currency gains and losses realized between the trade and settlement dates on securities transactions and the difference between the amount of investment income and foreign withholding taxes recorded on the fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized appreciation and depreciation of assets and liabilities in foreign currencies arise from changes in the value of open forward currency contracts and assets and liabilities other than investments at the period end, resulting from changes in the exchange rate.

Options contracts The fund uses options contracts to hedge against changes in values of securities it owns, owned or expects to own.

The potential risk to the fund is that the change in value of options contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments if there is an illiquid secondary market for the contracts, if interest or exchange rates move unexpectedly or if the counterparty to the contract is unable to perform. Realized gains and losses on purchased options are included in realized gains and losses on investment securities. If a written call option is exercised, the premium originally received is recorded as an addition to sales proceeds. If a written put option is exercised, the premium originally received is recorded as a reduction to the cost of investments.

Exchange traded options are valued at the last sale price or, if no sales are reported, the last bid price for purchased options and the last ask price for written options. Options traded over-the-counter are valued using prices supplied by dealers.

Written option contracts outstanding at period end, if any, are listed after the fund’s portfolio. See Note 3 for the volume of written options contracts activity for the reporting period. The fund had an average contract amount of approximately 96,900,000 on purchased options contracts for the reporting period.

Forward currency contracts The fund buys and sells forward currency contracts, which are agreements between two parties to buy and sell currencies at a set price on a future date. These contracts are used to hedge foreign exchange risk.

The U.S. dollar value of forward currency contracts is determined using current forward currency exchange rates supplied by a quotation service. The market value of the contract will fluctuate with changes in currency exchange rates. The contract is marked to market daily and the change in market value is recorded as an unrealized gain or loss. The fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed when the contract matures or by delivery of the currency. The fund could be exposed to risk if the value of the currency changes unfavorably, if the counterparties to the contracts are unable to meet the terms of their contracts or if the fund is unable to enter into a closing position. Risks may exceed amounts recognized on the Statement of assets and liabilities.

Forward currency contracts outstanding at period end, if any, are listed after the fund’s portfolio. The fund had an average contract amount of approximately $209,800,000 on forward currency contracts for the reporting period.

Total return swap contracts The fund entered into total return swap contracts, which are arrangements to exchange a market linked return for a periodic payment, both based on a notional principal amount, to gain exposure to specific sectors or industries.

To the extent that the total return of the security, index or other financial measure underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the fund will receive a payment from or make a payment to the counterparty. Total return swap contracts are marked to market daily based upon quotations from an independent pricing service or market makers and the change, if any, is recorded as an unrealized gain or loss. Payments received or made are recorded as realized gains or losses. Certain total return swap contracts may include extended effective dates. Payments related to these swap contracts are accrued based on the terms of the contract. The fund could be exposed to credit or market risk due to unfavorable changes in the fluctuation of interest rates or in the price of the underlying security or index, the possibility that there is no liquid market for these agreements or that the counterparty may default on its obligation to perform. The fund’s maximum risk of loss from counterparty risk is the fair value of the contract. This risk may be mitigated by having a master netting arrangement between the fund and the counterparty. Risk of loss may exceed amounts recognized on the Statement of assets and liabilities.

Total return swap contracts outstanding at period end, if any, are listed after the fund’s portfolio. The fund had an average notional amount of approximately $83,200,000 on total return swap contracts for the reporting period.

Master agreements The fund is a party to ISDA (International Swaps and Derivatives Association, Inc.) Master Agreements (Master Agreements) with certain counterparties that govern over-the-counter derivative and foreign exchange contracts entered into from time to time. The Master Agreements may contain provisions regarding, among other things, the parties’ general obligations, representations, agreements, collateral requirements, events of default and early termination. With respect to certain counterparties, in accordance with the terms of the Master Agreements, collateral posted to the fund is held in a segregated account by the fund’s custodian and with respect to those amounts which can be sold or repledged, are presented in the fund’s portfolio. Collateral posted to the fund which cannot be sold or repledged totaled $16,031,692 at the close of the reporting period.

Collateral pledged by the fund is segregated by the fund’s custodian and identified in the fund’s portfolio. Collateral can be in the form of cash or debt securities issued by the U.S. Government or related agencies or other securities as agreed to by the fund and the applicable counterparty. Collateral requirements are determined based on the fund’s net position with each counterparty.

Termination events applicable to the fund may occur upon a decline in the fund’s net assets below a specified threshold over a certain period of time. Termination events applicable to counterparties may occur upon a decline in the counterparty’s long-term and short-term credit ratings below a specified level. In each case, upon occurrence, the other party may elect to terminate early and cause settlement of all derivative and foreign exchange contracts outstanding, including the payment of any losses and costs resulting from such early termination, as reasonably determined by the terminating party. Any decision by one or more of the fund’s counterparties to elect early termination could impact the fund’s future derivative activity.

At the close of the reporting period, the fund had a net liability position of $1,388,681 on derivative contracts subject to the Master Agreements. Collateral posted by the fund totaled $1,464,414.

Securities lending The fund may lend securities, through its agent, to qualified borrowers in order to earn additional income. The loans are collateralized by cash in an amount at least equal to the market value of the securities loaned. The market value of securities loaned is determined daily and any additional required collateral is allocated to the fund on the next business day. The risk of borrower default will be borne by the fund’s agent; the fund will bear the risk of loss with respect to the investment of the cash collateral. Income from securities lending is included in investment income on the Statement of operations. Cash collateral is invested in Putnam Cash Collateral Pool, LLC, a limited liability company managed by an affiliate of Putnam Management. Investments in Putnam Cash Collateral Pool, LLC are valued at its closing net asset value each business day. There are no management fees charged to Putnam Cash Collateral Pool, LLC. At the close of the reporting period, the value of securities loaned amounted to $342,866,342. Certain of these securities were sold prior to the close of the reporting period and are included in Receivable for investments sold on the Statement of assets and liabilities. The fund received cash collateral of $354,329,193.

Interfund lending The fund, along with other Putnam funds, may participate in an interfund lending program pursuant to an exemptive order issued by the SEC. This program allows the fund to borrow from or lend to other Putnam funds that permit such transactions. Interfund lending transactions are subject to each fund’s investment policies and borrowing and lending limits. Interest earned or paid on the interfund lending transaction will be based on the average of certain current market rates. During the reporting period, the fund did not utilize the program.

Line of credit The fund participates, along with other Putnam funds, in a $315 million ($325 million prior to June 29, 2012) unsecured committed line of credit and a $185 million unsecured uncommitted line of credit, both provided by State Street. Borrowings may be made for temporary or emergency purposes, including the funding of shareholder redemption requests and trade settlements. Interest is charged to the fund based on the fund’s borrowing at a rate equal to the Federal Funds rate plus 1.25% for the committed line of credit and the Federal Funds rate plus 1.30% for the uncommitted line of credit. A closing fee equal to 0.02% of the committed line of credit and $50,000 for the uncommitted line of credit has been paid by the participating funds. In addition, a commitment fee of 0.11% (0.13% prior to June 29, 2012) per annum on any unutilized portion of the committed line of credit is allocated to the participating funds based on their relative net assets and paid quarterly. During the reporting period, the fund had no borrowings against these arrangements.

Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time period and otherwise comply with the provisions of the Internal Revenue Code of 1986, as amended (the Code), applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Code.

The fund is subject to the provisions of Accounting Standards Codification ASC 740 Income Taxes (ASC 740). ASC 740 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. The fund did not have a liability to record for any unrecognized tax benefits in the accompanying financial statements. No provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains. Each of the fund’s federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service.

The fund may also be subject to taxes imposed by governments of countries in which it invests. Such taxes are generally based on either income or gains earned or repatriated. The fund accrues and applies such taxes to net investment income, net realized gains and net unrealized gains as income and/or capital gains are earned. In some cases, the fund may be entitled to reclaim all or a portion of such taxes, and such reclaim amounts, if any, are reflected as an asset on the fund’s books. In many cases, however, the fund may not receive such amounts for an extended period of time, depending on the country of investment.

At July 31, 2012, the fund had a capital loss carryover of $414,288,774 available to the extent allowed by the Code to offset future net capital gain, if any. The amounts of the carryovers and the expiration dates are:

Loss carryover
Short-term	Long-term	Total	Expiration

$115,108,326	$—	$115,108,326	*

299,180,448	N/A	299,180,448	July 31, 2017

* Under the Regulated Investment Company Modernization Act of 2010, the fund will be permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. However, any losses incurred during those future years will be required to be utilized prior to the losses incurred in pre-enactment tax years. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

Pursuant to federal income tax regulations applicable to regulated investment companies, the fund has elected to defer certain capital losses of $120,184,889 recognized during the period between November 1, 2011 and July 31, 2012 to its fiscal year ending July 31, 2013.

Distributions to shareholders Distributions to shareholders from net investment income are recorded by the fund on the ex-dividend date. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. These differences include temporary and/or permanent differences of losses on wash sale transactions, foreign currency gains and losses, late year loss deferrals and income on swap contracts. Reclassifications are made to the fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations. For the reporting period ended, the fund reclassified $17,290,063 to increase undistributed net investment income, $32,340 to decrease paid-in-capital and $17,257,723 to increase accumulated net realized loss.

The tax basis components of distributable earnings and the federal tax cost as of the close of the reporting period were as follows:

Unrealized appreciation	$204,596,984
Unrealized depreciation	(639,208,786)

Net unrealized depreciation	(434,611,802)
Undistributed ordinary income	38,731,535
Capital loss carryforward	(414,288,774)
Post-October capital loss deferral	(120,184,889)

Cost for federal income tax purposes	$4,339,963,008

Note 2: Management fee, administrative services and other transactions

The fund pays Putnam Management a management fee (base fee) (based on the fund’s average net assets and computed and paid monthly) at annual rates that may vary based on the average of the aggregate net assets of most open-end funds, as defined in the fund’s management contract, sponsored by Putnam Management. Such annual rates may vary as follows:

0.710%	of the first $5 billion,
0.660%	of the next $5 billion,
0.610%	of the next $10 billion,
0.560%	of the next $10 billion,
0.510%	of the next $50 billion,
0.490%	of the next $50 billion,
0.480%	of the next $100 billion and
0.475%	of any excess thereafter.

In addition, beginning with January 2011, the monthly management fee consists of the monthly base fee plus or minus a performance adjustment for the month. The performance adjustment is determined based on performance over the thirty-six month period then ended or, if shorter, the period from January 1, 2010 to the end of the month for which the fee adjustment is being computed. Each month, the performance adjustment is calculated by multiplying the performance adjustment rate and the fund’s average net assets over the performance period and the result is divided by twelve. The resulting dollar amount is added to or subtracted from the base fee for that month. The performance adjustment rate is equal to 0.03 multiplied by the difference between the fund’s annualized performance (measured by the fund’s class A shares) and the annualized performance of the Russell 1000 Growth Index, each measured over the performance period. The maximum annualized performance adjustment rates are +/– 0.12%. The monthly base fee is determined based on the fund’s average net assets for the month, while the performance adjustment is determined based on the fund’s average net assets over the performance period of up to thirty-six months. This means it is possible that, if the fund underperforms significantly over the performance period, and the fund’s assets have declined significantly over that period, the negative performance adjustment may exceed the base fee. In this event, Putnam Management would make a payment to the fund.

Because the performance adjustment is based on the fund’s performance relative to its applicable benchmark index, and not its absolute performance, the performance adjustment could increase Putnam Management’s fee even if the fund’s shares lose value during the performance period provided that the fund outperformed its benchmark index, and could decrease Putnam Management’s fee even if the fund’s shares increase in value during the performance period provided that the fund underperformed its benchmark index.

For the reporting period, the base fee represented an effective rate (excluding the impact from any expense waivers in effect) of 0.566% of the fund’s average net assets before a decrease of $5,031,148 (0.129% of the fund’s average net assets) based on performance.

Putnam Management has contractually agreed, through June 30, 2013, to waive fees or reimburse the fund’s expenses to the extent necessary to limit the cumulative expenses of the fund, exclusive of brokerage, interest, taxes, investment-related expenses, extraordinary expenses and payments under the fund’s investor servicing contract, investment management contract and distribution plans, on a fiscal year-to-date basis to an annual rate of 0.20% of the fund’s average net assets over such fiscal year-to-date period. During the reporting period, the fund’s expenses were not reduced as a result of this limit.

Putnam Investments Limited (PIL), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund as determined by Putnam Management from time to time. Putnam Management pays a quarterly sub-management fee to PIL for its services at an annual rate of 0.35% of the average net assets of the portion of the fund managed by PIL.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund’s assets are provided by State Street. Custody fees are based on the fund’s asset level, the number of its security holdings and transaction volumes.

Putnam Investor Services, Inc., an affiliate of Putnam Management, provides investor servicing agent functions to the fund. Putnam Investor Services, Inc. received fees for investor servicing (except for Class R5 and R6 shares) based on the fund’s retail asset level, the number of shareholder accounts in the fund and the level of defined contribution plan assets in the fund. Class R5 shares pay a monthly fee based on the average net assets of class R5 shares at an annual rate of 0.15%. Class R6 shares pay a monthly fee based on the average net assets of class R6 shares at an annual rate of 0.05%. Investor servicing fees will not exceed an annual rate of 0.32% of the fund’s average net assets. Prior to March 1, 2012, investor servicing fees could not exceed an annual rate of 0.375% of the fund’s average net assets. The amounts incurred for investor servicing agent functions during the reporting period are included in Investor servicing fees in the Statement of operations.

The fund has entered into expense offset arrangements with Putnam Investor Services, Inc. and State Street whereby Putnam Investor Services, Inc.’s and State Street’s fees are reduced by credits allowed on cash balances. The fund also reduced expenses through brokerage/service arrangements. For the reporting period, the fund’s expenses were reduced by $12,059 under the expense offset arrangements and by $718,391 under the brokerage/service arrangements.

Each independent Trustee of the fund receives an annual Trustee fee, of which $2,879 as a quarterly retainer, has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees also are reimbursed for expenses they incur relating to their services as Trustees.

The fund has adopted a Trustee Fee Deferral Plan (the Deferral Plan) which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the Pension Plan) covering all Trustees of the fund who have served as a Trustee for at least five years and were first elected prior to 2004. Benefits under the Pension Plan are equal to 50% of the Trustee’s average annual attendance and retainer fees for the three years ended December 31, 2005. The retirement benefit is payable during a Trustee’s lifetime, beginning the year following retirement, for the number of years of service through December 31, 2006. Pension expense for the fund is included in Trustee compensation and expenses in the Statement of operations. Accrued pension liability is included in Payable for Trustee compensation and expenses in the Statement of assets and liabilities. The Trustees have terminated the Pension Plan with respect to any Trustee first elected after 2003.

The fund has adopted distribution plans (the Plans) with respect to its class A, class B, class C, class M and class R shares pursuant to Rule 12b–1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Retail Management Limited Partnership, an indirect wholly-owned subsidiary of Putnam Investments, LLC., for services provided and expenses incurred in distributing shares of the fund. The Plans provide for payments by the fund to Putnam Retail Management Limited Partnership at an annual rate of up to 0.35%, 1.00%, 1.00%, 1.00% and 1.00% of the average net assets attributable to class A, class B, class C, class M and class R shares, respectively. The Trustees have approved payment by the fund at an annual rate of 0.25%, 1.00%, 1.00%, 0.75% and 0.50% of the average net assets attributable to class A, class B, class C, class M and class R shares, respectively.

For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received net commissions of $271,211 and $1,920 from the sale of class A and class M shares, respectively, and received $116,042 and $14,701 in contingent deferred sales charges from redemptions of class B and class C shares, respectively.

A deferred sales charge of up to 1.00% and 0.65% is assessed on certain redemptions of class A and class M shares, respectively. For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received $1,297 and no monies on class A and class M redemptions, respectively.

Note 3: Purchases and sales of securities

During the reporting period, cost of purchases and proceeds from sales of investment securities other than short-term investments aggregated $5,340,929,749 and $6,107,169,935, respectively. There were no purchases or proceeds from sales of long-term U.S. government securities.

Written option transactions during the reporting period are summarized as follows:

	Written equity option	Written equity option
	contract amounts	premiums received

Written options outstanding at the
beginning of the reporting period	45,813,203	$26,856,824

Options opened	930,402,453	259,138,979
Options exercised	—	—
Options expired	(691,120,496)	(170,097,182)
Options closed	(187,082,411)	(84,933,046)

Written options outstanding at the
end of the reporting period	98,012,749	$30,965,575

Note 4: Capital shares

At the close of the reporting period, there was an unlimited number of shares of beneficial interest authorized. Transactions in capital shares were as follows:

	Year ended 7/31/12		Year ended 7/31/11

Class A	Shares	Amount	Shares	Amount

Shares sold	12,235,518	$257,512,287	35,779,506	$845,170,348

Shares issued in connection with
reinvestment of distributions	—	—	512,046	11,910,291

	12,235,518	257,512,287	36,291,552	857,080,639

Shares repurchased	(34,733,577)	(720,008,628)	(28,955,588)	(670,384,681)

Net increase (decrease)	(22,498,059)	$(462,496,341)	7,335,964	$186,695,958

	Year ended 7/31/12		Year ended 7/31/11

Class B	Shares	Amount	Shares	Amount

Shares sold	625,353	$11,055,715	1,482,586	$29,558,275

Shares issued in connection with
reinvestment of distributions	—	—	—	—

	625,353	11,055,715	1,482,586	29,558,275

Shares repurchased	(2,687,159)	(47,622,687)	(4,016,253)	(78,710,519)

Net decrease	(2,061,806)	$(36,566,972)	(2,533,667)	$(49,152,244)

	Year ended 7/31/12		Year ended 7/31/11

Class C	Shares	Amount	Shares	Amount

Shares sold	1,350,453	$25,969,041	8,371,205	$185,321,835

Shares issued in connection with
reinvestment of distributions	—	—	—	—

	1,350,453	25,969,041	8,371,205	185,321,835

Shares repurchased	(4,297,925)	(81,878,067)	(1,315,125)	(28,458,694)

Net increase (decrease)	(2,947,472)	$(55,909,026)	7,056,080	$156,863,141

	Year ended 7/31/12		Year ended 7/31/11

Class M	Shares	Amount	Shares	Amount

Shares sold	86,017	$1,633,858	165,235	$3,543,656

Shares issued in connection with
reinvestment of distributions	—	—	—	—

	86,017	1,633,858	165,235	3,543,656

Shares repurchased	(270,721)	(5,219,119)	(309,594)	(6,648,027)

Net decrease	(184,704)	$(3,585,261)	(144,359)	$(3,104,371)

	Year ended 7/31/12		Year ended 7/31/11

Class R	Shares	Amount	Shares	Amount

Shares sold	442,370	$8,853,752	903,662	$21,130,597

Shares issued in connection with
reinvestment of distributions	—	—	773	17,695

	442,370	8,853,752	904,435	21,148,292

Shares repurchased	(503,543)	(10,494,622)	(188,045)	(4,322,936)

Net increase (decrease)	(61,173)	$(1,640,870)	716,390	$16,825,356

	For the period 7/3/12 (commencement of
	operations) to 7/31/12

Class R5	Shares	Amount

Shares sold	458	$10,000

Shares issued in connection with reinvestment of distributions	—	—

	458	10,000

Shares repurchased	—	—

Net increase	458	$10,000

	For the period 7/3/12 (commencement of
	operations) to 7/31/12

Class R6	Shares	Amount

Shares sold	458	$10,000

Shares issued in connection with reinvestment of distributions	—	—

	458	10,000

Shares repurchased	—	—

Net increase	458	$10,000

	Year ended 7/31/12		Year ended 7/31/11

Class Y	Shares	Amount	Shares	Amount

Shares sold	6,847,431	$148,885,695	22,177,452	$548,159,838

Shares issued in connection with
reinvestment of distributions	—	—	64,437	1,560,026

	6,847,431	148,885,695	22,241,889	549,719,864

Shares repurchased	(15,706,092)	(333,359,201)	(13,226,309)	(318,155,442)

Net increase (decrease)	(8,858,661)	$(184,473,506)	9,015,580	$231,564,422

At the close of the reporting period, Putnam Investments, LLC owned the following class shares of the fund:

			Value at end of the
	Shares owned	Percentage of ownership	reporting period

Class R5	458	100%	$9,860

Class R6	458	100	9,860

Note 5: Summary of derivative activity

The following is a summary of the market values of derivative instruments as of the close of the reporting period:

Market values of derivative instruments as of the close of the reporting period

	Asset derivatives		Liability derivatives

Derivatives not
accounted for as	Statement of		Statement of
hedging instruments	assets and		assets and
under ASC 815	liabilities location	Market value	liabilities location	Market value

Foreign exchange
contracts	Receivables	$797,783	Payables	$1,523,018

Equity contracts	Investments, Receivables	176,821,103	Payables	18,634,007

Total		$177,618,886		$20,157,025

The following is a summary of realized and change in unrealized gains or losses of derivative instruments on the Statement of operations for the reporting period (see Note 1):

Amount of realized gain or (loss) on derivatives recognized in net gain or (loss) on investments

Derivatives not accounted			Forward
for as hedging instruments			currency
under ASC 815	Options	Warrants*	contracts	Swaps	Total

Foreign exchange
contracts	$—	$—	$19,960,015	$—	$19,960,015

Equity contracts	(135,867,509)	6,091,015	—	(34,662,535)	(164,439,029)

Total	$(135,867,509)	$6,091,015	$19,960,015	$(34,662,535)	$(144,479,014)

Change in unrealized appreciation or (depreciation) on derivatives recognized in net gain or (loss) on investments

Derivatives not accounted			Forward
for as hedging instruments			currency
under ASC 815	Options	Warrants*	contracts	Swaps	Total

Foreign exchange
contracts	$—	$—	$5,622,452	$—	$5,622,452

Equity contracts	1,807,800	(47,790,122)	—	6,557,179	(39,425,143)

Total	$1,807,800	$(47,790,122)	$5,622,452	$6,557,179	$(33,802,691)

* For the reporting period, the transaction volume for warrants was minimal.

Note 6: Investment in Putnam Money Market Liquidity Fund

The fund invested in Putnam Money Market Liquidity Fund, an open-end management investment company managed by Putnam Management. Investments in Putnam Money Market Liquidity Fund are valued at its closing net asset value each business day. Income distributions earned by the fund are recorded as interest income in the Statement of operations and totaled $56,661 for the reporting period. During the reporting period, cost of purchases and proceeds of sales of investments in Putnam Money Market Liquidity Fund aggregated $2,074,561,230 and $2,080,267,474, respectively. Management fees charged to Putnam Money Market Liquidity Fund have been waived by Putnam Management.

Note 7: Transactions with affiliated issuers

Transactions during the reporting period with a company which is under common ownership or control, or with companies in which the fund owned at least 5% of the voting securities, were as follows:

	Market
	value at					Market
	beginning					value at end
	of reporting	Purchase	Sale	Income	Capital gain	of reporting
Affiliates	period	cost	proceeds	distributions	distributions	period

Tronox, Ltd. Class A	$—	$128,831,531	$—	$1,053,415	$—	$101,488,307

Unisys Corp.	58,717,953	39,848,214	46,379,282	—	—	61,624,946

Total	$58,717,953	$168,679,745	$46,379,282	$1,053,415	$—	$163,113,253

Market values are shown for those securities affiliated at the close of the reporting period.

Note 8: Market, credit and other risks

In the normal course of business, the fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the contracting party to the transaction to perform (credit risk). The fund may be exposed to additional credit risk that an institution or other entity with which the fund has unsettled or open transactions will default. Investments in foreign securities involve certain risks, including those related to economic instability, unfavorable political developments, and currency fluctuations.

Note 9: Regulatory matters and litigation

In late 2003 and 2004, Putnam Management settled charges brought by the SEC and the Massachusetts Securities Division in connection with excessive short-term trading in Putnam funds. In July 2011, the fund recorded a receivable of $2,358,440 related to restitution amounts in connection with a distribution plan approved by the SEC. This amount, which was received by the fund in December 2011, is reported as part of Increase in capital from settlement payments on the Statement of changes in net assets. These allegations and related matters have served as the general basis for certain lawsuits, including purported class action lawsuits against Putnam Management and, in a limited number of cases, some Putnam funds. In May 2011, the fund received a payment of $56,253 related to settlement of those lawsuits. This amount is reported as a part of Increase in capital from settlement payments on the Statement of changes in net assets. Putnam Management has agreed to bear any costs incurred by the Putnam funds as a result of these matters.

Note 10: New accounting pronouncements

In May 2011, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update (ASU) 2011–04 “Fair Value Measurements and Disclosures (Topic 820) — Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRS”. ASU 2011–04 amends FASB Topic 820 “Fair Value Measurement” and seeks to develop common requirements for measuring fair value and for disclosing information about fair value measurements in accordance with GAAP. ASU 2011–04 is effective for fiscal years and interim periods beginning after December 15, 2011. The application of ASU 2011–04 did not have a material impact on the fund’s financial statements.

In December 2011, the FASB issued ASU No. 2011–11 “Disclosures about Offsetting Assets and Liabilities”. The update creates new disclosure requirements requiring entities to disclose both gross and net information for derivatives and other financial instruments that are either offset in the Statement of assets and liabilities or subject to an enforceable master netting arrangement or similar agreement. The disclosure requirements are effective for annual reporting periods beginning on or after January 1, 2013 and interim periods within those annual periods. Putnam Management is currently evaluating the application of ASU 2011–11 and its impact, if any, on the fund’s financial statements.

Federal tax information (Unaudited)

The fund designated 84.43% of ordinary income distributions as qualifying for the dividends received deduction for corporations.

For the reporting period ended, the fund hereby designates 100%, or the maximum amount allowable, of its taxable ordinary income distributions as qualified dividends taxed at the individual net capital gain rates.

The Form 1099 that will be mailed to you in January 2013 will show the tax status of all distributions paid to your account in calendar 2012.

About the Trustees

Independent Trustees

Liaquat Ahamed

Born 1952, Trustee since 2012

Principal occupations during past five years: Pulitzer Prize-winning author of *Lords of Finance: The Bankers Who Broke the World,* whose articles on economics have appeared in such publications as the *New York Times, Foreign Affairs,* and the *Financial Times.* Director of Aspen Insurance Co., a New York Stock Exchange company, and Chair of the Aspen Board's Investment Committee. Trustee of the Brookings Institution and Chair of its Investment Committee.

Other directorships: The Rohatyn Group, an emerging-market fund complex that manages money for institutions

Ravi Akhoury

Born 1947, Trustee since 2009

Principal occupations during past five years: Advisor to New York Life Insurance Company. Trustee of American India Foundation and of the Rubin Museum. From 1992 to 2007, was Chairman and CEO of MacKay Shields, a multi-product investment management firm with over $40 billion in assets under management.

Other directorships: RAGE Frameworks, Inc., a private software company; English Helper, Inc., a private software company

Barbara M. Baumann

Born 1955, Trustee since 2010

Principal occupations during past five years: President and Owner of Cross Creek Energy Corporation, a strategic consultant to domestic energy firms and direct investor in energy projects. Trustee of Mount Holyoke College and member of the Investment Committee for the college's endowment. Former Chair and current board member of Girls Incorporated of Metro Denver. Member of the Finance Committee, The Children's Hospital of Colorado.

Other directorships: SM Energy Company, a domestic exploration and production company; UniSource Energy Corporation, an Arizona utility

Jameson A. Baxter

Born 1943, Trustee since 1994, Vice Chair from 2005 to 2011, and Chair since 2011

Principal occupations during past five years: President of Baxter Associates, Inc., a private investment firm. Chair of Mutual Fund Directors Forum. Chair Emeritus of the Board of Trustees of Mount Holyoke College. Director of the Adirondack Land Trust and Trustee of the Nature Conservancy's Adirondack Chapter.

Charles B. Curtis

Born 1940, Trustee since 2001

Principal occupations during past five years: Senior Advisor to the Center for Strategic and International Studies. Former President and Chief Operating Officer of the Nuclear Threat Initiative, a private foundation dealing with national security issues. Member of the Council on Foreign Relations and U.S. State Department International Security Advisory Board. Chairman of World Institute of Nuclear Security, a non-profit international non-governmental organization.

Other directorships: Southern California Edison, a regulated electric utility, and its parent company, Edison International

Robert J. Darretta

Born 1946, Trustee since 2007

Principal occupations during past five years: Health Care Industry Advisor to Permira, a global private equity firm. Until April 2007, was Vice Chairman of the Board of Directors of Johnson & Johnson. Served as Johnson & Johnson's Chief Financial Officer for a decade.

Other directorships: UnitedHealth Group, a diversified health-care company

Katinka Domotorffy

Born 1975, Trustee since 2012

Principal occupations during past five years: Voting member of the Anne Ray Charitable Trust's Investment Committee, Margaret A. Cargill Philanthropies. Until 2011, Partner, Chief Investment Officer, and Global Head of Quantitative Investment Strategies at Goldman Sachs Asset Management.

Other directorships: Reach Out and Read of Greater New York, an organization dedicated to promoting childhood literacy

John A. Hill

Born 1942, Trustee since 1985 and Chairman from 2000 to 2011

Principal occupations during past five years: Founder and Vice-Chairman of First Reserve Corporation, the leading private equity buyout firm focused on the worldwide energy industry. Trustee and Chairman of the Board of Trustees of Sarah Lawrence College. Member of the Advisory Board of the Millstein Center for Corporate Governance and Performance at the Yale School of Management.

Other directorships: Devon Energy Corporation, a leading independent natural gas and oil exploration and production company

* Mr. Reynolds is an “interested person” (as defined in the Investment Company Act of 1940) of the fund, Putnam Management, and Putnam Retail Management. He is President and Chief Executive Officer of Putnam Investments, as well as the President of your fund and each of the other Putnam funds.

The address of each Trustee is One Post Office Square, Boston, MA 02109.

As of July 31, 2012, there were 109 Putnam funds. All Trustees serve as Trustees of all Putnam funds.

Each Trustee serves for an indefinite term, until his or her resignation, retirement at age 75, removal, or death.

Officers

In addition to Robert L. Reynolds, the other officers of the fund are shown below:

Jonathan S. Horwitz (Born 1955)	Janet C. Smith (Born 1965)
Executive Vice President, Principal Executive	Vice President, Principal Accounting Officer,
Officer, and Compliance Liaison	and Assistant Treasurer
Since 2004	Since 2007
Director of Fund Administration Services,
Steven D. Krichmar (Born 1958)	Putnam Investments and Putnam Management
Vice President and Principal Financial Officer
Since 2002	Susan G. Malloy (Born 1957)
Chief of Operations, Putnam Investments and	Vice President and Assistant Treasurer
Putnam Management	Since 2007
Director of Accounting & Control Services,
Robert T. Burns (Born 1961)	Putnam Management
Vice President and Chief Legal Officer
Since 2011	James P. Pappas (Born 1953)
General Counsel, Putnam Investments and	Vice President
Putnam Management	Since 2004
Director of Trustee Relations,
Robert R. Leveille (Born 1969)	Putnam Investments and Putnam Management
Vice President and Chief Compliance Officer
Since 2007	Mark C. Trenchard (Born 1962)
Chief Compliance Officer, Putnam Investments,	Vice President and BSA Compliance Officer
Putnam Management, and Putnam Retail	Since 2002
Management	Director of Operational Compliance,
Putnam Investments and Putnam
Michael J. Higgins (Born 1976)	Retail Management
Vice President and Treasurer
Since 2010	Judith Cohen (Born 1945)
Manager of Finance, Dunkin’ Brands (2008–	Vice President, Clerk, and Associate Treasurer
2010); Senior Financial Analyst, Old Mutual Asset	Since 1993
Management (2007–2008); Senior Financial
Analyst, Putnam Investments (1999–2007)	Nancy E. Florek (Born 1957)
Vice President, Proxy Manager, Assistant Clerk,
and Associate Treasurer
Since 2000

The principal occupations of the officers for the past five years have been with the employers as shown above although in some cases, they have held different positions with such employers. The address of each Officer is One Post Office Square, Boston, MA 02109.

The Putnam family of funds

The following is a list of Putnam’s open-end mutual funds offered to the public. Investors should carefully consider the investment objective, risks, charges, and expenses of a fund before investing. For a prospectus, or a summary prospectus if available, containing this and other information for any Putnam fund or product, call your financial advisor at 1-800-225-1581 and ask for a prospectus. Please read the prospectus carefully before investing.

Growth	Income
Growth Opportunities Fund	American Government Income Fund
International Growth Fund	Diversified Income Trust
Multi-Cap Growth Fund	Floating Rate Income Fund
Small Cap Growth Fund	Global Income Trust
Voyager Fund	High Yield Advantage Fund
High Yield Trust
Blend	Income Fund
Asia Pacific Equity Fund	Money Market Fund*
Capital Opportunities Fund	Short Duration Income Fund
Capital Spectrum Fund	U.S. Government Income Trust
Emerging Markets Equity Fund
Equity Spectrum Fund	Tax-free income
Europe Equity Fund	AMT-Free Municipal Fund
Global Equity Fund	Tax Exempt Income Fund
International Capital Opportunities Fund	Tax Exempt Money Market Fund*
International Equity Fund	Tax-Free High Yield Fund
Investors Fund
Multi-Cap Core Fund	State tax-free income funds:
Research Fund	Arizona, California, Massachusetts, Michigan,
Minnesota, New Jersey, New York, Ohio,
Value	and Pennsylvania.
Convertible Securities Fund
Equity Income Fund	Absolute Return
George Putnam Balanced Fund	Absolute Return 100 Fund
The Putnam Fund for Growth and Income	Absolute Return 300 Fund
International Value Fund	Absolute Return 500 Fund
Multi-Cap Value Fund	Absolute Return 700 Fund
Small Cap Value Fund

* An investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the fund.

Global Sector	Putnam RetirementReady Funds — portfolios
Global Consumer Fund	with automatically adjusting allocations to
Global Energy Fund	stocks, bonds, and money market instruments,
Global Financials Fund	becoming more conservative over time.
Global Health Care Fund
Global Industrials Fund	RetirementReady 2055 Fund
Global Natural Resources Fund	RetirementReady 2050 Fund
Global Sector Fund	RetirementReady 2045 Fund
Global Technology Fund	RetirementReady 2040 Fund
Global Telecommunications Fund	RetirementReady 2035 Fund
Global Utilities Fund	RetirementReady 2030 Fund
RetirementReady 2025 Fund
Asset Allocation	RetirementReady 2020 Fund
Putnam Global Asset Allocation Funds —	RetirementReady 2015 Fund
portfolios with allocations to stocks, bonds,
and money market instruments that are	Putnam Retirement Income Lifestyle
adjusted dynamically within specified ranges	Funds — portfolios with managed
as market conditions change.	allocations to stocks, bonds, and money
market investments to generate
Dynamic Asset Allocation Balanced Fund	retirement income.
Prior to November 30, 2011, this fund was known as
Putnam Asset Allocation: Balanced Portfolio.	Retirement Income Fund Lifestyle 1
Dynamic Asset Allocation	Retirement Income Fund Lifestyle 2
Conservative Fund	Retirement Income Fund Lifestyle 3
Prior to November 30, 2011, this fund was known as
Putnam Asset Allocation: Conservative Portfolio.
Dynamic Asset Allocation Growth Fund
Prior to November 30, 2011, this fund was known as
Putnam Asset Allocation: Growth Portfolio.
Dynamic Risk Allocation Fund

A short-term trading fee of 1% may apply to redemptions or exchanges from certain funds within the time period specified in the fund's prospectus.

Check your account balances and the most recent month-end performance in the Individual Investors section at putnam.com.

Services for shareholders

Investor services

Systematic investment plan Tell us how much you wish to invest regularly — weekly, semimonthly, or monthly — and the amount you choose will be transferred automatically from your checking or savings account. There’s no additional fee for this service, and you can suspend it at any time. This plan may be a great way to save for college expenses or to plan for your retirement.

Please note that regular investing does not guarantee a profit or protect against loss in a declining market. Before arranging a systematic investment plan, consider your financial ability to continue making purchases in periods when prices are low.

Systematic exchange You can make regular transfers from one Putnam fund to another Putnam fund. There are no additional fees for this service, and you can cancel or change your options at any time.

Dividends PLUS You can choose to have the dividend distributions from one of your Putnam funds automatically reinvested in another Putnam fund at no additional charge.

Free exchange privilege You can exchange money between Putnam funds free of charge, as long as they are the same class of shares. A signature guarantee is required if you are exchanging more than $500,000. The fund reserves the right to revise or terminate the exchange privilege.

Reinstatement privilege If you’ve sold Putnam shares or received a check for a dividend or capital gain, you may reinvest the proceeds with Putnam within 90 days of the transaction and they will be reinvested at the fund’s current net asset value — with no sales charge. However, reinstatement of class B shares may have special tax consequences. Ask your financial or tax representative for details.

Check-writing service You have ready access to many Putnam accounts. It’s as simple as writing a check, and there are no special fees or service charges. For more information about the check-writing service, call Putnam or visit our website.

Dollar cost averaging When you’re investing for long-term goals, it’s time, not timing, that counts. Investing on a systematic basis is a better strategy than trying to figure out when the markets will go up or down. This means investing the same amount of money regularly over a long period. This method of investing is called dollar cost averaging. When a fund’s share price declines, your investment dollars buy more shares at lower prices. When it increases, they buy fewer shares. Over time, you will pay a lower average price per share.

For more information

Visit the Individual Investors section at putnam.com A secure section of our website contains complete information on your account, including balances and transactions, updated daily. You may also conduct transactions, such as exchanges, additional investments, and address changes. Log on today to get your password.

Call us toll free at 1-800-225-1581 Ask a helpful Putnam representative or your financial advisor for details about any of these or other services, or see your prospectus.

Fund information

Founded 75 years ago, Putnam Investments was built around the concept that a balance between risk and reward is the hallmark of a well-rounded financial program. We manage over 100 funds across income, value, blend, growth, asset allocation, absolute return, and global sector categories.

Investment Manager	Trustees	Robert R. Leveille
Putnam Investment	Jameson A. Baxter, Chair	Vice President and
Management, LLC	Liaquat Ahamed	Chief Compliance Officer
One Post Office Square	Ravi Akhoury
Boston, MA 02109	Barbara M. Baumann	Michael J. Higgins
	Charles B. Curtis	Vice President and Treasurer
Investment Sub-Manager	Robert J. Darretta
Putnam Investments Limited	Katinka Domotorffy	Janet C. Smith
57–59 St James’s Street	John A. Hill	Vice President,
London, England SW1A 1LD	Paul L. Joskow	Principal Accounting Officer,
	Elizabeth T. Kennan	and Assistant Treasurer
Marketing Services	Kenneth R. Leibler
Putnam Retail Management	Robert E. Patterson	Susan G. Malloy
One Post Office Square	George Putnam, III	Vice President and
Boston, MA 02109	Robert L. Reynolds	Assistant Treasurer
W. Thomas Stephens
Custodian		James P. Pappas
State Street Bank	Officers	Vice President
and Trust Company	Robert L. Reynolds
	President	Mark C. Trenchard
Legal Counsel		Vice President and
Ropes & Gray LLP	Jonathan S. Horwitz	BSA Compliance Officer
Executive Vice President,
Independent Registered	Principal Executive Officer, and	Judith Cohen
Public Accounting Firm	Compliance Liaison	Vice President, Clerk, and
PricewaterhouseCoopers LLP		Associate Treasurer
Steven D. Krichmar
	Vice President and	Nancy E. Florek
	Principal Financial Officer	Vice President, Proxy
Manager, Assistant Clerk, and
	Robert T. Burns	Associate Treasurer
Vice President and
Chief Legal Officer

This report is for the information of shareholders of Putnam Voyager Fund. It may also be used as sales literature when preceded or accompanied by the current prospectus, the most recent copy of Putnam’s Quarterly Performance Summary, and Putnam’s Quarterly Ranking Summary. For more recent performance, please visit putnam.com. Investors should carefully consider the investment objectives, risks, charges, and expenses of a fund, which are described in its prospectus. For this and other information or to request a prospectus or summary prospectus, call 1-800-225-1581 toll free. Please read the prospectus carefully before investing. The fund’s Statement of Additional Information contains additional information about the fund’s Trustees and is available without charge upon request by calling 1-800-225-1581.

1937 75 YEARS 2012

A BALANCED APPROACH

Since 1937, when George Putnam created a diverse mix of stocks and bonds in a single, professionally managed portfolio, Putnam has championed the balanced approach.

A WORLD OF INVESTING

Today, we offer investors a world of equity, fixed-income, multi-asset, and absolute-return portfolios to suit a range of financial goals.

A COMMITMENT TO EXCELLENCE

Our portfolio managers seek superior results over time, backed by original, fundamental research on a global scale. We believe in the value of experienced financial advice, in providing exemplary service, and in putting clients first in all we do.

Putnam INVESTMENTS

One Post Office Square
Boston, MA 02109

putnam.com

1-800-225-1581

PRSRT STD
U.S. POSTAGE PAID
BROCKTON, MA
PERMIT NO. 600

Electronic service requested

Go paperless: Log on to putnam.com and update your mailing options.

AN016
276192 9/12

Item 2. Code of Ethics:

(a) The fund’s principal executive, financial and accounting officers are employees of Putnam Investment Management, LLC, the Fund’s investment manager. As such they are subject to a comprehensive Code of Ethics adopted and administered by Putnam Investments which is designed to protect the interests of the firm and its clients. The Fund has adopted a Code of Ethics which incorporates the Code of Ethics of Putnam Investments with respect to all of its officers and Trustees who are employees of Putnam Investment Management, LLC. For this reason, the Fund has not adopted a separate code of ethics governing its principal executive, financial and accounting officers.

(c) In May 2008, the Code of Ethics of Putnam Investment Management, LLC was updated in its entirety to include the amendments adopted in August 2007 as well as a several additional technical, administrative and non-substantive changes. In May of 2009, the Code of Ethics of Putnam Investment Management, LLC was amended to reflect that all employees will now be subject to a 90-day blackout restriction on holding Putnam open-end funds, except for portfolio managers and their supervisors (and each of their immediate family members), who will be subject to a one-year blackout restriction on the funds that they manage or supervise. In June 2010, the Code of Ethics of Putnam Investments was updated in its entirety to include the amendments adopted in May of 2009 and to change certain rules and limits contained in the Code of Ethics. In addition, the updated Code of Ethics included numerous technical, administrative and non-substantive changes, which were intended primarily to make the document easier to navigate and understand. In July 2011, the Code of Ethics of Putnam Investments was updated to reflect several technical, administrative and non-substantive changes resulting from changes in employee titles.

Item 3. Audit Committee Financial Expert:

The Funds’ Audit and Compliance Committee is comprised solely of Trustees who are “independent” (as such term has been defined by the Securities and Exchange Commission (“SEC”) in regulations implementing Section 407 of the Sarbanes-Oxley Act (the “Regulations”)). The Trustees believe that each of the members of the Audit and Compliance Committee also possess a combination of knowledge and experience with respect to financial accounting matters, as well as other attributes, that qualify them for service on the Committee. In addition, the Trustees have determined that each of Mr. Leibler, Mr. Hill, Mr. Darretta and Ms. Baumann qualifies as an “audit committee financial expert” (as such term has been defined by the Regulations) based on their review of his or her pertinent experience and education. The SEC has stated that the designation or identification of a person as an audit committee financial expert pursuant to this Item 3 of Form N-CSR does not impose on such person any duties, obligations or liability that are greater than the duties, obligations and liability imposed on such person as a member of the Audit and Compliance Committee and the Board of Trustees in the absence of such designation or identification.

Item 4. Principal Accountant Fees and Services:

The following table presents fees billed in each of the last two fiscal years for services rendered to the fund by the fund’s independent auditor:

Fiscal year ended	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees

July 31, 2012	$187,242	$--	$10,826	$7,414
July 31, 2011	$266,517	$--	$11,319	$ —

For the fiscal years ended July 31, 2012 and July 31, 2011, the fund’s independent auditor billed aggregate non-audit fees in the amounts of $180,249 and $183,701 respectively, to the fund, Putnam Management and any entity controlling, controlled by or under common control with Putnam Management that provides ongoing services to the fund.

Audit Fees represent fees billed for the fund’s last two fiscal years relating to the audit and review of the financial statements included in annual reports and registration statements, and other services that are normally provided in connection with statutory and regulatory filings or engagements.

Audit-Related Fees represent fees billed in the fund’s last two fiscal years for services traditionally performed by the fund’s auditor, including accounting consultation for proposed transactions or concerning financial accounting and reporting standards and other audit or attest services not required by statute or regulation.

Tax Fees represent fees billed in the fund’s last two fiscal years for tax compliance, tax planning and tax advice services. Tax planning and tax advice services include assistance with tax audits, employee benefit plans and requests for rulings or technical advice from taxing authorities.

All Other Fees represent fees billed for services relating to an analysis of fund profitability

Pre-Approval Policies of the Audit and Compliance Committee. The Audit and Compliance Committee of the Putnam funds has determined that, as a matter of policy, all work performed for the funds by the funds’ independent auditors will be pre-approved by the Committee itself and thus will generally not be subject to pre-approval procedures.

The Audit and Compliance Committee also has adopted a policy to pre-approve the engagement by Putnam Management and certain of its affiliates of the funds’ independent auditors, even in circumstances where pre-approval is not required by applicable law. Any such requests by Putnam Management or certain of its affiliates are typically submitted in writing to the Committee and explain, among other things, the nature of the proposed engagement, the estimated fees, and why this work should be performed by that particular audit firm as opposed to another one. In reviewing such requests, the Committee considers, among other things, whether the provision of such services by the audit firm are compatible with the independence of the audit firm.

The following table presents fees billed by the fund’s independent auditor for services required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X.

Fiscal year ended	Audit-Related Fees	Tax Fees	All Other Fees	Total Non-Audit Fees

July 31, 2012	$ —	$45,000	$ —	$ —

July 31, 2011	$ —	$173,510	$ —	$ —

Item 5. Audit Committee of Listed Registrants

Not applicable

Item 6. Schedule of Investments:

The registrant’s schedule of investments in unaffiliated issuers is included in the report to shareholders in Item 1 above.

Item 7. Disclosure of Proxy Voting Policies and Procedures For Closed-End Management Investment Companies:

Not applicable

Item 8. Portfolio Managers of Closed-End Investment Companies

Not Applicable

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers:

Not applicable

Item 10. Submission of Matters to a Vote of Security Holders:

Not applicable

Item 11. Controls and Procedures:

(a) The registrant’s principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant’s disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the registrant in this report is recorded, processed, summarized and reported within the time periods specified in the Commission’s rules and forms.

(b) Changes in internal control over financial reporting: Not applicable

Item 12. Exhibits:

(a)(1) The Code of Ethics of The Putnam Funds, which incorporates the Code of Ethics of Putnam Investments, is filed herewith.

(a)(2) Separate certifications for the principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are filed herewith.

(b) The certifications required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended, are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Putnam Voyager Fund

By (Signature and Title):

/s/Janet C. Smith Janet C. Smith Principal Accounting Officer

Date: September 28, 2012

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):

/s/Jonathan S. Horwitz Jonathan S. Horwitz Principal Executive Officer

Date: September 28, 2012

By (Signature and Title):

/s/Steven D. Krichmar Steven D. Krichmar Principal Financial Officer

Date: September 28, 2012